As filed with the Securities and Exchange Commission on February 28, 2003

                                    Registration No.  333-9217

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]


                  Pre-Effective Amendment No.                          [   ]
                                               -----
                  Post-Effective Amendment No.   14                     [X]
                                               ------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


                  Amendment No.   16                                    [X]
                                ------


                               ORCHARD SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                  8515 E. Orchard Road, Greenwood Village, Colorado   80111
                  (Address of Principal Executive Offices)          (Zip Code)

         Registrant's Telephone Number, including Area Code: (303) 737-3000

                                  W.T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                            Englewood, Colorado 80111
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            James F. Jorden, Esquire
                                 Jorden Burt LLP
                 1025 Thomas Jefferson St. N. W., Suite 400 East
                          Washington, D. C. 20007-0805

Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 28, 2003 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on _____________ pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on _____________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                               ORCHARD SERIES FUND
                          The Orchard Money Market Fund
                          The Orchard DJIASM Index Fund
                      The Orchard Nasdaq-100 Index(R) Fund
                        The Orchard S&P 500 Index(R) Fund
                           The Orchard Index 600 Fund


                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) 338 - 4015

This Prospectus describes four mutual funds that emphasize long-term growth of capital, and one (a money market fund) that emphasizes preservation of invested capital (the "Fund(s)"). GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Funds.

Each Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about each Fund, which you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                The date of this Prospectus is February 28, 2003.

3





                                    CONTENTS




THE FUNDS AT A GLANCE                                                1


PERFORMANCE                                                          4


FEES AND EXPENSES                                                    9


MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT OBJECTIVES,
INVESTMENTS, INVESTMENT STRATEGIES, AND RISKS OF THE FUNDS           10


MANAGEMENT OF THE FUNDS                                              14


IMPORTANT INFORMATION ABOUT YOUR INVESTMENT                          15


INVESTING IN THE FUNDS                                               16


FINANCIAL HIGHLIGHTS                                                 19

                              THE FUNDS AT A GLANCE

The following information about each Fund is only a summary of important information you should know. More detailed information about the Funds' investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Funds.


ORCHARD MONEY MARKET FUND

The investment objective for this Fund is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The principal investment strategies for this Fund include:


o Investing in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.


o    Investing in high-quality, short-term debt securities.

o Investing in securities that, when purchased, have one of the two highest ratings for short-term debt by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o    Investing in securities which are only denominated in U.S. dollars.

o Maintaining a dollar-weighted average portfolio maturity of 90 days or less.

The principal investment risks for this Fund include:

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.


o The market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which were previously purchased and held by the Fund will have lower yields. Generally, the longer the maturity of a security, the greater its interest rate risk.


o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial condition. An issuer may default on its obligations to pay principal and/or interest, potentially reducing the Fund's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Fund's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Fund owns do not extend to shares of the Fund itself.

o When the Fund is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Fund were more extensively invested in other types of money market instruments.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ORCHARD STOCK INDEX FUNDS


The investment objective for the Orchard DJIASM Index Fund, Orchard Nasdaq-100 Index(R) Fund, Orchard Index 600 Fund and Orchard S&P 500 Index(R) Fund (the "Index Funds") is to:


o Seek investment results that track as closely as possible the total return of the common stocks that comprise its benchmark index.

The principal investment strategies for each Index Fund are as follows:

o Under normal circumstances, each Index Fund invests at least 80% of its assets in common stocks of the applicable benchmark index. Each Index Fund attempts to replicate the performance of its specific benchmark index by purchasing the underlying common stocks comprising the benchmark index. Depending on the level of assets in the Fund, each Index Fund may not hold all of the securities of its benchmark index. Instead, each Index Fund may hold a representative sample of securities included in its benchmark index. Each Index Fund may also invest in products derived from the specific benchmark index in order to achieve its goal of replicating the performance of its benchmark index.

o Each Index Fund may use futures contracts on market indexes and options on the futures contracts as a means of tracking its benchmark index.

 The applicable benchmark indexes are:

             FUND                                 BENCHMARK INDEX

    Orchard DJIASM Index Fund         Dow Jones Industrial AverageSM ("DJIASM")
    Orchard Nasdaq-100 Index(R)Fund   Nasdaq-100 Index(R)
    Orchard Index 600 Fund            S&P SmallCap 600 Index(R)
    Orchard S&P 500 Index(R)Fund      S&P 500(R)Composite Stock Price Index

The Dow Jones Industrial AverageSM is a price-weighted index of thirty stocks chosen by Dow Jones & Company, Inc. as being representative of the U.S. economy as a whole. A price-weighted index is computed by adding the price of all the component stocks together and dividing by a factor that takes into account changes to the index composition (among other factors) over time. The DJIASM is generally acknowledged to be the most recognized stock market indicator, quoted by most major domestic news services as the measure of the performance of the stock market as a whole. Total returns for the DJIASM assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.

The Nasdaq-100 Index(R) is a widely-recognized, unmanaged, modified-market, value-weighted index representing the largest and most actively traded stock issues listed on the Nasdaq Stock Market. It is generally acknowledged that the Nasdaq -100 Index(R) represents the performance of the large-cap technology sector of the entire stock market. Total returns for the Nasdaq-100 Index(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.


The S&P 500(R) Composite Stock Price Index (the "S&P 500(R)") is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. The stocks that make up the S&P 500(R) are issued by large companies (companies with an average market capitalization of $73.6 billion) and trade on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. It is generally acknowledged that the S&P 500(R) broadly represents the performance of publicly traded common stocks in the United States.

The S&P SmallCap 600 Index(R) (the "S&P 600(R)") is a widely recognized, unmanaged index of 600 stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks that make up the S&P 600(R) are issued by small companies (companies with a market capitalization between approximately $31 million and $2.6 billion, with an average market capitalization of $813 million) and trade on the New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The S&P 600(R) is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.


Both the S&P 600(R) and the S&P 500(R) are sponsored by Standard & Poor's(R), which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 600(R) and the S&P 500(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

The principal investment risks shared by all the Index Funds include:

o At any given time, your shares of any of the Index Funds could be worth less than what you paid for them.

o Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy, or the market as a whole.

o It is possible that the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that an Index Fund could have poor investment results even if it is successful in tracking the return of the benchmark index.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o Several factors will affect an Index Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Index Fund has operating expenses and those expenses will reduce the Index Fund's total return. In addition, an Index Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index. Furthermore, while an Index Fund remains small in relation to the overall market capitalization of the index and number of shares in the index it may have a greater risk that its performance will not match that of the index.


o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

o Each of the Index Funds is classified as "non-diversified." This allows each Index Fund to invest more than 5% of its assets in the stock of a single company. To the extent an Index Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that stock of the company.

o In addition, although the Index Funds do not seek to "concentrate" (in other words, invest 25% or more of its total assets) in stocks representing any particular industry, each Index Fund will so concentrate to the extent consistent with the relevant industry weightings of their respective benchmark indexes. To the extent an Index Fund invests a greater percentage of its assets in a single company or industry, the Fund has greater exposure to the performance and risks of that company or industry.

The Orchard DJIASM Index Fund has the following additional risks:


The Orchard DJIASM Index Fund invests in a relatively small group of securities listed on the major stock exchanges. The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard DJIASM Index Fund invests. Additionally, the portfolio turnover rate for this Fund in 2002 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).


The Orchard Nasdaq-100 Index(R) Fund has the following additional risks:

The Orchard Nasdaq-100 Index(R) Fund invests in a relatively small grouping of securities listed on the Nasdaq Stock Market. Currently, the Orchard Nasdaq-100 Index(R) Fund invests heavily in technology stocks, or in the technology "sector." The risk that the value of an individual security, particular type of security or business sector can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard Nasdaq-100 Index(R) Fund invests.

The Orchard Index 600 Fund has the following additional risk:

The Orchard Index 600 Fund invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Small companies are often dependent on a small number of products and have limited financial resources. They may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.


                                   PERFORMANCE

TOTAL RETURN


The bar charts and table that follow provide an indication of the risk of investing in the Funds. The bar charts show the Funds' performance for each calendar year since inception. The table that follows the bar charts shows how the Funds' average annual total returns before and after taxes for the one-year and, as appropriate, five-year periods ending December 31, 2002, and for the period since inception, compare to a broad based stock market index. The returns shown below are historical and are not an indication of future performance.


                           YEAR-BY-YEAR ANNUAL RETURNS
--------------------------------------------------------------------------------


                                         Orchard Money Market Fund
                                         Bar Chart - Annual Returns

-------------------------------------------------------------------------------------------------------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

       Year               1998              1999              2000              2001              2002

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

  Average Annual         5.19%             4.81%             6.33%             3.76%             1.35%
   Total Return

------------------- ----------------- ----------------- ----------------- ----------------- -----------------




During the periods shown in the chart for the Orchard Money Market Fund, the highest return for a quarter was 1.86% (quarter ending September 2000) and the lowest return for a quarter was 0.30% (quarter ending December 2002).







                     YEAR-BY-YEAR ANNUAL RETURNS (continued)


YIELD


Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. As of December 31, 2002, the yield and effective yield for the Orchard Money Market Fund were as follows:


                            7-Day Yield       Effective Yield

Orchard Money Market Fund      0.97%               0.92%


-------------------------------------------------------------------------------------------------------------

                                        Orchard S&P 500 Index(R) Fund
                                         Bar Chart - Annual Returns

-------------------------------------------------------------------------------------------------------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

       Year               1998              1999              2000              2001              2002

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

  Average Annual         27.71%            20.32%            -9.64%           -12.39%           -22.47%
   Total Return

------------------- ----------------- ----------------- ----------------- ----------------- -----------------




During the periods shown in the chart for the Orchard S&P 500 Index(R) Fund, the highest return for a quarter was 21.16% (quarter ending December 1998) and the lowest return for a quarter was -17.35% (quarter ending September 2002).



-------------------------------------------------------------------------------------------------------------

                                           Orchard Index 600 Fund
                                         Bar Chart - Annual Returns

-------------------------------------------------------------------------------------------------------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

       Year               1998              1999              2000              2001              2002

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

  Average Annual         -1.65%            11.92%            10.35%            5.97%            -15.25%
   Total Return

------------------- ----------------- ----------------- ----------------- ----------------- -----------------





During the periods shown in the chart for the Orchard Index 600 Fund, the highest return for a quarter was 20.51% (quarter ending December 2001) and the lowest return for a quarter was -20.76% (quarter ending September 1998).

-------------------------------------------------------------------------------


                        Orchard Nasdaq-100(R) Index Fund
                          Bar Chart - Annual Returns

-------------------------------------------------------------------------------
--------------------------- ------------------------- -------------------------

           Year                       2001                      2002

--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------

   Average Annual Total             -33.08%                   -37.92%
          Return

--------------------------- ------------------------- -------------------------



During the periods shown in the chart for the Orchard Nasdaq-100 Index(R) Fund, the highest return for a quarter was 34.51% (quarter ending December 2001) and the lowest return for a quarter was -36.36% (quarter ending September 2001).



 -------------------------------------------------------------------------------

                          Orchard DJIA(SM) Index Fund
                           Bar Chart - Annual Returns

 -------------------------------------------------------------------------------
 --------------------------- ------------------------- -------------------------

            Year                       2001                      2002

 --------------------------- ------------------------- -------------------------
 --------------------------- ------------------------- -------------------------

    Average Annual Total              -6.10%                   -15.22%
           Return

 --------------------------- ------------------------- -------------------------












During the periods shown in the chart for the Orchard DJIASM Index Fund, the highest return for a quarter was 13.60% (quarter ending December 2001) and the lowest return for a quarter was -17.42% (quarter ending September 2002).









                     [This space intentionally left blank.]

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2002:



Fund                  Average Annual Total Returns              Past 1 Year   Past 5 Years     Life of Fund       Inception

                                                                                                                 Date of Fund


Orchard Money         Return Before Taxes                          1.35%          4.27%            4.39%         February 3,
Market Fund                                                                                                          1997
                      Donoghue Money Fund Report1                  1.12%          4.28%       (not available)

Orchard S&P 500       Return Before Taxes                         -22.47%        -1.17%            2.79%         February 3,
Index(R)Fund                                                                                                          1997
                      Return After Taxes on Distributions         -22.81%        -2.07%            1.96%
                      Return After Taxes on Distributions and     -13.68%        -2.76%            2.26%
                      Sale of Fund Shares
                      S&P 500 Index(R)2  (reflects no deduction   -22.09%        -0.58%            3.40%

                      for fees, expenses, or taxes)


Orchard 600 Index     Return Before Taxes                         -15.25%         1.75%            5.06%         February 3,
Fund                                                                                                                 1997
                      Return After Taxes on Distributions         -15.32%         0.35%            3.62%
                      Return After Taxes on Distributions and      -9.28%         1.14%            3.79%
                      Sale of Fund Shares
                      S&P SmallCap 600 Index(R)2 (reflects no     -14.62%         2.44%            5.77%

                      deduction for fees, expenses, or taxes)


Orchard DJIA SM       Return Before Taxes                         -15.22%          N/A            -10.35%         August 25,
Index Fund                                                                                                           2000
                      Return After Taxes on Distributions         -15.76%          N/A            -10.85%
                      Return After Taxes on Distributions and      -9.25%          N/A             -8.36%
                      Sale of Fund Shares
                      Dow Jones Industrial Average SM 3           -15.01%          N/A            -10.24%
                      (reflects no deduction for fees,

                      expenses, or taxes)


Orchard Nasdaq-100    Return Before Taxes                         -37.92%          N/A            -43.56%         August 25,
Index(R)Fund                                                                                                          2000
                      Return After Taxes on Distributions         -37.92%          N/A            -43.56%
                      Return After Taxes on Distributions and     -30.33%          N/A            -31.50%
                      Sale of Fund Shares
                      Nasdaq-100 Index(R)4 (reflects no           -37.53%          N/A            -45.57

                      deduction for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


In addition, a fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Notes to Average Annual Total Returns Table:

1The Donoghue Money Fund Report is a broad measure of money funds, and is broken down into three categories: Government, All Taxable and All Tax-Free. The funds are broken down even further within the categories into first tier, second tier, government institutional, first tier institutional, and second tier institutional. Information is collected by a statistical team on a daily and weekly basis. The Donoghue Money Fund Report is released on a monthly basis and is used as a comparative tool for the Orchard Money Market Fund.


2Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P 600(R)," "Standard & Poor's 500," "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company and its majority-owned subsidiaries and affiliates. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Orchard Series Fund.

3The DJIASM is sponsored by Dow Jones & Company, Inc., which is responsible for determining which stocks are included in the DJIASM. "Dow JonesSM," "Dow Jones Industrial AverageSM" and "DJIASM" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Orchard Series Fund. The Orchard DJIASM Index Fund is based on the Dow Jones Industrial AverageSM. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc., and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in Orchard Series Fund or the Orchard DJIASM Index Fund. Dow Jones will not have any liability in connection with the Orchard DJIASM Index Fund. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: 1) the results to be obtained by the Orchard DJIASM Index Fund, the owner of the Orchard DJIASM Index Fund or any other person in connection with the use of the Orchard DJIASM Index Fund and the data included in the Orchard DJIASM Index Fund; 2) the accuracy or completeness of the Orchard DJIASM Index Fund and its data; or 3) the merchantability and the fitness for a particular purpose or the use of the Orchard DJIASM Index Fund and its data. Dow Jones will have no liability for any errors, omissions or interruption in the Orchard DJIASM Index Fund or its data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between Orchard Series Fund and Dow Jones is solely for their benefit and not for the benefit of the owners of the Orchard DJIASM Index Fund or any other third parties.

4Nasdaq(R) determines the components of the Nasdaq-100 Index(R), and calculates, maintains and disseminates the Nasdaq-100 Index(R). The Orchard Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Orchard Series Fund. The Corporations make no representation or warranty, express or implied, to Orchard Series Fund or any member of the public regarding the advisability of investing in securities generally or in the Orchard Nasdaq-100 Index(R) Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Orchard Series Fund is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R), which is determined, composed and calculated by Nasdaq without regard to Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund. Nasdaq has no obligation to take the needs of Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Orchard Nasdaq-100 Index(R) Fund to be issued or in the determination or calculation of the equation by which the Orchard Nasdaq-100 Index(R) Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Orchard Nasdaq-100 Index(R) Fund. THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


         Maximum Sales Charge (Load) Imposed on Purchases.............NONE

         Minimum Deferred Sales Charge (Load).........................NONE

         Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends and other Distributions............................NONE


         Redemption Fees..............................................NONE

         Exchange Fees................................................NONE


         Maximum Account Fee..........................................NONE


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                       Management       Distribution      Other Expenses      Total Annual Fund
               Fund                       Fees          (12b-1) Fees                          Operating Expenses


Orchard Money Market Fund                 0.20%             0.00%               0.26%               0.46%
Orchard DJIASM Index Fund                 0.60%             0.00%               0.00%               0.60%

Orchard Nasdaq-100
Index(R)Fund                              0.60%             0.00%               0.00%               0.60%
Orchard S&P 500 Index(R)Fund              0.60%             0.00%               0.00%               0.60%
Orchard Index 600 Fund                    0.60%             0.00%               0.00%               0.60%



FUND EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses (before any reimbursement) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund                                1 Year    3 Years   5 Years   10 Years


Orchard Money Market Fund           $  47     $  149    $  261    $  593

Orchard DJIASM Index Fund           $  62     $  194    $  340    $  774
Orchard Nasdaq-100 Index(R)Fund     $  62     $  194    $  340    $  774
Orchard S&P 500 Index(R)Fund        $  62     $  194    $  340    $  774
Orchard Index 600 Fund              $  62     $  194    $  340    $  774

    MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT OBJECTIVES, INVESTMENTS,
                 INVESTMENT STRATEGIES, AND RISKS OF THE FUNDS



The following pages contain more detailed information about the types of securities in which each of the Funds may invest, strategies GW Capital Management may use to achieve each Fund's principal investment objectives, and a summary of the principal risks. A complete listing of each Fund's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

No Fund should be considered to be a complete investment program by itself. You should consider your own investment objectives as well as your other investments when deciding whether to purchase shares of any Fund. For all of the Funds, before investing, you should carefully consider your own investment goals, time horizon (the amount of time you plan to hold shares of a Fund) and risk tolerance. There is no guarantee that any Fund will meet its investment objective.

The Orchard Money Market Fund

The Orchard Money Market Fund's Principal Investment Objective

 The Orchard Money Market Fund's principal investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The Orchard Money Market Fund Principal Investments and Investment Strategy


The Orchard Money Market Fund principally invests in short-term securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government and securities of agencies of the U.S. Government, including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. The Fund may also invest in short-term corporate securities that, at the time of their purchase, are: 1) rated in one of the two highest categories by at least one nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P; or 2) deemed by GW Capital Management under the guidelines of the Trust's Board of Trustees (the "Board of Trustees") to be of comparable quality to such rated securities. Furthermore, the Orchard Money Market Fund invests in securities only denominated in U.S. Dollars with remaining maturities not exceeding thirteen months, and maintains a dollar-weighted average portfolio maturity of 90 days or less.


Although not a principal investment, in order to achieve its principal investment objective, the Orchard Money Market Fund also may invest in a variety of high-quality, short-term debt securities, including but not limited to: 1) certificates of deposit, time deposits and bankers' acceptances; 2) repurchase agreements; and 3) from time to time, floating rate notes and Eurodollar certificates of deposit.

The Orchard Money Market Fund's Principal Risks

The Orchard Money Market Fund invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Orchard Money Market Fund will be determined exclusively by the risks and rewards relating to money market instruments.

For example, although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Orchard Money Market Fund because the market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which were previously purchased and held by the Fund will have lower yields than those recently issued in the marketplace.

The U.S. Government guarantee of certain securities owned by the Fund does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Additionally, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Except as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "40 Act"), the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government securities or securities subject to certain types of guarantees.

The Index Funds

The Index Funds' Principal Investment Objectives

The Index Funds are managed to achieve returns similar to their benchmark indexes toward a goal of growth. The Funds attempt to reproduce the returns of their respective benchmark indexes by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the benchmark index.

The Index Funds' Principal Investments and Investment Strategies

In order to achieve its principal investment objective, each Index Fund's principal investment strategy is to invest directly or indirectly in equity securities, such as common and preferred stocks, convertible stocks, and warrants, in as close a possible proportion as each equity security's weight in the benchmark index. Depending on the level of assets in the fund, each Index Fund may not hold all of the securities in its benchmark index. Instead, each Index Fund may hold a representative sample of securities included in its benchmark index. Additionally, in order to achieve its investment objective each of the Index Funds may acquire the ownership proportional to the applicable Index Fund's benchmark index directly by purchasing all the stocks in the benchmark index and indirectly by owning futures contracts and options on such futures contracts on those securities and by purchasing exchange-traded index funds ("ETIFs") that also seek to track the performance of the same benchmark index.


Derivative transactions are used to increase or decrease exposure to changing security prices and other factors that affect security values. Derivatives are financial instruments designed to achieve a certain economic result when an underlying index, interest rate, commodity, or other financial instrument moves in price. There are 4 basic types of derivative products: forward contracts, futures contracts, options, and swaps.


Forward contracts commit the parties to a transaction at a time in the future at a price determined when the contract is initiated. Forward contracts are the predominant means of hedging against exposure to changing prices in commodities or currency. Futures contracts are similar to forwards but differ in that they
1) are traded through regulated exchanges, and 2) are marked to market daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

 A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

The purchase of ETIFs allows each Index Fund to effectively manage cash flows and reduce brokerage fees. ETIFs may be organized as unmanaged unit investment trusts or as managed funds. Shares of ETIFs are traded on national securities exchanges, and may be purchased at market prices similar to other exchange-traded stock. Normal brokerage commissions apply to such purchases. Shares of ETIFs may also be purchased and redeemed on a daily basis, in large blocks of shares, at net asset value per share. If an Index Fund invests in an ETIF, it would, in addition to its own expenses, indirectly bear its ratable share of the ETIF's expenses. Using ETIFs reduces brokerage costs by reducing the number of trades needed to accurately track a benchmark index. Additionally, where ETIFs track the same benchmark indexes as the Index Funds, fund managers can use them to manage cash while still achieving the Fund's investment objective.

Derivative transactions and ETIFs carry certain risks, which are explained below in detail.

Temporary Defensive Policies of the Index Funds

Each of the Index Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management in order to defend against any risk that may adversely affect that Index Fund's principal investment strategy or interfere with its ability to achieve its principal investment objective.

Principal Risks of the Index Funds

Market Risk

 Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy, or the market as a whole. Shares of the Index Funds are dependent upon the value of the underlying securities. Since the underlying securities are subject to market risk, at any given time, your shares of any of the Index Funds could be worth less than what you paid for them.

Index Risk

It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that any one of the Index Funds could have poor investment results even if it is successful in tracking the return of the benchmark index.

Additionally, several factors will affect an Index Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Index Fund has operating expenses and those expenses will reduce the Index Fund's total return. In addition, an Index Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors of the economy. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Securities or companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index Funds may allocate relatively more assets to certain industry sectors than others, the Index Funds' performance may be more susceptible to any economic, business or other developments which affect those sectors emphasized by the Index Funds.

Equity Securities Risk

Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors that directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions that affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or other economic fundamentals.

Equity securities issued by small and unseasoned companies carry an additional risk. Companies that are small or unseasoned (less than 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less publicly available information about small or unseasoned companies.

As an investor in any of the Index Funds, the return on your investment will be based primarily on the risks and rewards of equity securities.

Derivative and ETIF Risk


When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Index Funds could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Index Funds to lose more money than if the Index Funds had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Derivatives involve special risks. If GW Capital Management judges market conditions incorrectly or employs a strategy that does not correlate well with an Index Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of an Index Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


Furthermore, derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.


ETIFs carry with them the risk that they may never be able to replicate exactly the performance of the index it tracks because of the operation fees and expenses incurred by the ETIFs or because of temporary unavailability of certain index securities. ETIFs also have many of the same risks as investment in the stocks and other securities of the indexes that the ETIFs are designed to track. Additionally, the market price for an ETIF share on an exchange may differ from its net asset value due to the fact that the supply and demand in the market for such shares at any point in time may not be identical to the supply and demand in the market for the underlying index securities. There is also the risk that the ETIFs may fail to continue to meet the listing requirements of the applicable exchanges. The result of a delisting is the possible termination of the ETIF and the loss of a viable secondary market for its shares, both of which could significantly impact the value of a derivative held by an Index Fund.








                     [This space intentionally left blank.]

                             MANAGEMENT OF THE FUNDS


GW Capital Management provides investment advisory, accounting and administrative services to the Funds. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $7.1 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The aggregate fee paid to GW Capital Management for the fiscal year ending October 31, 2002 is as follows:

                Fund                    Percentage of Average Net Assets
                ----                    --------------------------------
   Orchard Money Market Fund                         0.20%
   Orchard S&P 500 Index(R)Fund                      0.60%
   Orchard Index 600 Fund                            0.60%
   Orchard Nasdaq-100 Index(R)Fund                   0.60%
   Orchard DJIASM Index Fund                         0.60%


SUB-ADVISER


The Trust operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits GW Capital Management to hire or amend sub-advisory agreements without shareholder approval. This means GW Capital Management is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Trust will furnish to shareholders of the applicable Funds all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Trust will meet this requirement by providing shareholders of the applicable Funds with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Fund a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

GW Capital Management will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Trust or GW Capital Management other than by reason of serving as a sub-adviser to one or more Funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund. Currently, there are no sub-advisers who are affiliated persons with GW Capital Management.

For those Funds for which GW Capital Management has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Fund and for making decisions to buy, sell or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Fund. GW Capital Management, in turn, pays sub-advisory fees to each sub-adviser for its services.

For the Orchard S&P 500 Index(R), Orchard Index 600, Orchard Nasdaq-100 Index(R) and the Orchard DJIASM Index Funds, GW Capital Management has entered into a sub-advisory agreement with Barclays Global Fund Advisors ("BGFA"). BGFA is responsible for the day-to-day management of these Index Funds and for making decisions to buy, sell or hold any particular security. BGFA's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of the Trust. BGFA bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Index Funds. GW Capital Management, in turn, pays sub-advisory fees to BGFA for its services.

BGFA is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of September 30, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets worth in excess of $690 billion. BGFA uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages BGFA's' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. BGFA began managing the Index Funds on April 1, 2001.

BGFA has given notice to the Trust and GW Capital Management of its intention to resign as sub-adviser to the Index Funds in the first quarter of 2003. BGFA will continue to provide all sub-advisory services for the Index Funds until such time as a replacement sub-adviser has been selected and all necessary arrangements have been made to transition the sub-advisory services. At this time, the Trust and GW Capital Management are engaged in the selection process for a replacement sub-adviser for the Index Funds.



                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

SHARE PRICE


The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (the "NYSE(R)") every day the NYSE(R) is open (generally 4:00 p.m. Eastern Time). If the NYSE(R) closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Fund's assets are traded in other markets on days when the NYSE(R) is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Your share price will be the net asset value next calculated after we receive your order in good form.


The net asset value of the Orchard Money Market Fund is determined by using the amortized cost method of valuation. Net asset value for the other Funds are based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of the Fund believes accurately reflects fair value. If a Fund holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Fund does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of a Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.








                     [This space intentionally left blank.]

                             INVESTING IN THE FUNDS

How to buy shares

To open an account, mail a completed account application to:

         Orchard Series Fund
         8515 East Orchard Road
         Greenwood Village, CO 80111

With the application form, you must either:

(1) include a check or money order made payable to the Fund in the amount that you wish to invest, or (2) wire (electronically transfer) such amount to an account designated by the Fund's Transfer Agent,
     Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-338-4015 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE(R) is open for trading to receive an account number. You will be asked to provide the following information:

o        the name in which the account will be established
o        the account holder's address
o        tax identification number, and
o        dividend distribution election

If requested, you will be given the instructions your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, none of the Funds charge for wire transfer services, but the Funds reserve the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of a Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, a Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.





                     [This space intentionally left blank.]

How to Sell Shares

The price to sell one share of each Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

         Orchard Series Fund
         8515 East Orchard Road
         Greenwood Village, CO 80111

  The letter should include:

(1) the name of the account
(2) the account number
(3) the name of the Fund
(4) the dollar amount or number of shares to be sold (5) any special payment instructions, and
(6) the signature(s) of the person(s) authorized to sell shares held in the account

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days to process redemptions if making immediate payment would adversely affect a Fund.
o Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).
o You will not receive interest on amounts represented by uncashed redemption checks.

How to Exchange Shares

An exchange involves selling all or a portion of the shares of one Fund and purchasing shares of another Fund. There are no sales charges or distribution fees for an exchange. The exchange will occur at the net asset value next calculated for the two Funds after the exchange request is received in proper form. Before exchanging into a Fund, read its prospectus.

Please note the following policies governing exchanges:
o The minimum amount to be exchanged is the lesser of $500 or the remaining value in the Fund to be exchanged.
o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:

         Orchard Series Fund
         8515 East Orchard Road
         Greenwood Village, CO 80111

o The form should be signed by the account owner(s) and include the following information:

(1) the name of the account
(2) the account number

(3) the name of the Fund from which the shares are to be sold
(4) the dollar amount or number of shares to be exchanged
(5) the name of the Fund(s) in which new shares will be purchased, and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

o   You can request an exchange by telephoning 1-800-338-4015.
o Each Fund may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o The policies and procedures to request purchases or exchanges of shares of the Funds by telephone may be modified, suspended, or terminated by a Fund at any time.
o If an account has more than one owner of record, the Funds may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.
o The Transfer Agent may record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.
o The Funds will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o The Trust reserves the right to make full or partial payment to shareholders of Fund securities of the applicable Fund (i.e., by redemption in kind) at the value of such securities used in determining the redemption price.

Dividends and Capital Gains Distributions

Each Fund earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends. Each Fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Orchard Money Market Fund ordinarily declares dividends from net investment income daily and distributes dividends monthly. The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R) Funds ordinarily distribute dividends semi-annually. All of the Funds generally distribute capital gains, if any, at least annually.

Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

         Orchard Series Fund
         8515 East Orchard Road
         Greenwood Village, Colorado 80111

Tax Consequences

As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. Each Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Similarly, if you buy shares when a Fund has unrealized gains, then you may receive a taxable distribution with respect to those gains when they are realized, even though the amount of those unrealized gains was included in your purchase price.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a Fund is the difference between the basis of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Funds ends on October 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. Free copies of the Annual Report and Semi-Annual Report are available upon request.








                     [This space intentionally left blank.]

                 ORCHARD MONEY MARKET FUND FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                                        Year Ended October 31,

                                           --------------------------------------------------------------------------------

                                               2002              2001            2000            1999            1998


                                           --------------    -------------   -------------   -------------   -------------


Net Asset Value, Beginning of Period     $          1.00   $         1.00  $         1.00  $         1.00  $          1.00

Income from Investment Operations


Net investment income                               0.01             0.04            0.06            0.05             0.05

                                           --------------    -------------   -------------   -------------  ---------------


Total Income From Investment Operations             0.01             0.04            0.06            0.05             0.05

                                           --------------    -------------   -------------   -------------  ---------------

Less Distributions


From net investment income                        (0.01)           (0.04)          (0.06)          (0.05)           (0.05)

                                           --------------    -------------   -------------   -------------  ---------------


Total Distributions                               (0.01)           (0.04)          (0.06)          (0.05)           (0.05)

                                           --------------    -------------   -------------   -------------  ---------------

Net Asset Value, End of Period           $          1.00   $         1.00  $         1.00  $         1.00  $          1.00
                                           ==============    =============   =============   =============  ===============


Total Return                                       1.49%            4.39%           6.29%           4.68%            5.26%


Net Assets, End of Period ($000)         $         7,736   $        6,343  $        4,160  $        3,747 $          3,274


Ratio of Expenses to Average Net Assets

- Before Reimbursement                             4.14%            4.26%           4.72%           2.18%            3.57%
- After Reimbursement #                            0.46%            0.46%           0.46%           0.46%            0.46%


Ratio of Net Investment Income to
Average Net Assets

- Before Reimbursement                           (2.21%)            0.46%           1.56%           2.88%            2.03%
- After Reimbursement #                            1.47%            4.26%           5.82%           4.60%            5.13%



# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

               ORCHARD S&P 500 INDEX(R) FUND FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                                           Year Ended October 31,

                                           ---------------------------------------------------------------------------------------

                                                2002               2001             2000              1999              1998


                                           ----------------   ---------------  ----------------  ---------------   ---------------



  Net Asset Value, Beginning of Period   $           11.90  $          17.58 $           17.27 $          14.08  $          11.69


  Income from Investment Operations


  Net investment income                               0.11              0.10              0.11             0.12              0.13
  Net realized and unrealized gain                  (1.93)            (4.26)              0.82             3.36              2.35

  (loss)
                                           ----------------   ---------------  ----------------  ---------------   ---------------

  Total Income (Loss) From

  Investment Operations                             (1.82)            (4.16)              0.93             3.48              2.48

                                           ----------------   ---------------  ----------------  ---------------   ---------------

  Less Distributions


  From net investment income                        (0.13)            (0.10)            (0.12)           (0.12)            (0.09)
  From net realized gains                           (0.09)            (1.42)            (0.50)           (0.17)

                                           ----------------   ---------------  ----------------  ---------------   ---------------


  Total Distributions                               (0.21)            (1.52)            (0.62)           (0.29)            (0.09)

                                           ----------------   ---------------  ----------------  ---------------   ---------------


  Net Asset Value, End of Period         $            9.87  $          11.90 $           17.58 $          17.27  $          14.08

                                           ================   ===============  ================  ===============   ===============


  Total Return                                    (15.55%)          (25.31%)             5.42%           24.92%            21.18%



  Net Assets, End of Period ($000)       $         430,003  $        519,021 $         704,721 $        763,050  $        605,087


  Ratio of Expenses to Average Net                   0.60%             0.60%             0.60%            0.60%             0.60%
  Assets

  Ratio of Net Investment Income to

  Average Net Assets                                 0.94%             0.73%             0.63%            0.75%             0.96%

  Portfolio Turnover Rate                           15.48%            14.00%            20.34%           17.09%            20.20%






                   ORCHARD INDEX 600 FUND FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                                            Year Ended October 31,

                                              ----------------------------------------------------------------------------------

                                                    2002               2001              2000            1999          1998

                                              ----------------------------------------------------------------------------------
                                              -----------------   ----------------  ----------------  ------------  ------------


Net Asset Value, Beginning of Period        $            10.62  $           13.55 $           11.57 $       10.43 $       12.12


Income from Investment Operations


Net investment income                                     0.02               0.02              0.02          0.02          0.03
Net realized and unrealized gain (loss)                 (0.42)             (0.94)              2.61          1.17        (1.37)

                                              -----------------   ----------------  ----------------  ------------  ------------

Total Income (Loss) From

Investment Operations                                   (0.40)             (0.92)              2.63          1.19        (1.34)

                                              -----------------   ----------------  ----------------  ------------  ------------

Less Distributions


From net investment income                              (0.03)             (0.02)            (0.03)        (0.02)        (0.02)
From net realized gains                                 (0.54)             (1.99)            (0.62)        (0.03)        (0.33)

                                              -----------------   ----------------  ----------------  ------------  ------------


Total Distributions                                     (0.57)             (2.01)            (0.65)        (0.05)        (0.35)

                                              -----------------   ----------------  ----------------  ------------  ------------


Net Asset Value, End of Period              $             9.65  $           10.62 $           13.55 $       11.57 $       10.43

                                              =================   ================  ================  ============  ============


Total Return                                           (4.50%)            (7.06%)            23.75%        11.48%      (11.37%)



Net Assets, End of Period ($000)            $           86,956  $         147,622 $         160,406 $     136,722 $       4,884


Ratio of Expenses to Average Net Assets                  0.60%              0.60%             0.60%         0.60%         0.60%

Ratio of Net Investment Income to

Average Net Assets                                       0.19%              0.19%             0.21%         0.30%         0.22%

Portfolio Turnover Rate                                 31.67%             58.40%            63.52%        40.90%        31.25%

                 ORCHARD DJIASM INDEX FUND FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                          Year Ended October 31,                 Period Ended
                                                                                                 October 31,

                                                --------------------------------------------     ------------------
                                                --------------------------------------------     ------------------


                                                       2002                    2001                   2000 +

                                              --------------------     ------------------      --------------------



Net Asset Value, Beginning of Period          $                8.10   $                9.81    $             10.00


Income from Investment Operations


Net investment income                                          0.11                    0.06                   0.01
Net realized and unrealized loss                             (0.59)                  (1.68)                 (0.20)

                                                --------------------    --------------------     ------------------



Total Loss From Investment Operations                        (0.48)                  (1.62)                 (0.19)

                                                --------------------    --------------------     ------------------


Less Distributions


From net investment income                                   (0.14)                  (0.05)
From net realized gains                                      (0.04)                  (0.04)

                                                --------------------    --------------------     ------------------



Total Distributions                                          (0.18)                  (0.09)                   0.00

                                                --------------------    --------------------     ------------------



Net Asset Value, End of Period                $                7.44   $                8.10    $              9.81

                                                ====================    ====================     ==================



Total Return                                                (6.28%)                (16.60%)                (1.87%)  #



Net Assets, End of Period ($000)              $               3,218   $              11,302    $             1,105

Ratio of Expenses to Average Net Assets                       0.60%                   0.60%                  0.60%  *

Ratio of Net Investment Income to Average                     1.35%                   1.06%                  0.88%  *
Net Assets

Portfolio Turnover Rate                                     135.37%                  70.37%                 12.27%  #

+ The portfolio commenced operations on August 28, 2000.


# Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized






              ORCHARD NASDAQ-100 INDEX(R) FUND FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                             Year Ended October 31,                 Period Ended
                                                                                                    October 31,

                                                    -----------------------------------------     -----------------

                                                          2002                   2001                  2000 +

                                                    -----------------      ------------------     -----------------




Net Asset Value, Beginning of Period              $             3.51     $              8.36    $            10.00


Income from Investment Operations


Net investment income (loss)                                    0.01                    0.01                (0.01)
Net realized and unrealized loss                              (0.97)                  (4.86)                (1.63)

                                                    -----------------      ------------------     -----------------



Total Loss From Investment Operations                         (0.98)                  (4.85)                (1.64)

                                                    -----------------      ------------------     -----------------









Net Asset Value, End of Period                    $             2.53     $              3.51    $             8.36

                                                    =================      ==================     =================



Total Return                                                (27.90%)                (58.09%)              (16.36%)  #

Net Assets, End of Period ($000)                  $           36,907     $            14,495    $            1,729

Ratio of Expenses to Average Net Assets                        0.60%                   0.60%                 0.60%  *

Ratio of Net Investment Loss to Average Net                  (0.50%)                 (0.44%)               (0.40%)  *
Assets

Portfolio Turnover Rate                                       64.57%                  41.31%                13.52% #



+ The portfolio commenced operations on August 28, 2000.


# Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual reports, or to request other information or ask questions about a Fund, call 1-800-338-4015.


The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.


             INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-07735.
















                     [This space intentionally left blank.]































                               ORCHARD SERIES FUND
                                  (the "Trust")



                            Orchard Money Market Fund
                            Orchard DJIASM Index Fund
                        Orchard Nasdaq-100 Index(R) Fund
                          Orchard S&P 500 Index(R) Fund
                             Orchard Index 600 Fund


                                  (the "Funds")







                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



         Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Funds dated February 28, 2003. Requests for copies of the Prospectuses should be made by writing to: Secretary, Orchard Series Fund, at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling (303) 737-3000. The financial statements appearing in the Annual Report which accompany this SAI, are incorporated into this SAI by reference.



                                February 28, 2003

12




                                TABLE OF CONTENTS

                                                                Page

INFORMATION ABOUT THE FUNDS                                      3

INVESTMENT LIMITATIONS                                           3

INVESTMENT POLICIES AND PRACTICES                                4

MANAGEMENT OF THE FUND                                          16

INVESTMENT ADVISORY SERVICES                                    21

PORTFOLIO TRANSACTIONS AND BROKERAGE                            24

PURCHASE, REDEMPTION AND PRICING OF SHARES                      26

INVESTMENT PERFORMANCE                                          27

DIVIDENDS, DISTRIBUTIONS AND TAXES                              31

OTHER INFORMATION                                               35

FINANCIAL STATEMENTS                                            36

APPENDIX                                                        37

                           INFORMATION ABOUT THE FUNDS


The Orchard Series Fund is an open-end management investment company organized as a Delaware business trust (the "Trust") on July 23, 1996. The Trust offers four non-diversified and one diversified investment portfolios, commonly known as mutual funds (the "Funds"). The Trust commenced business as an investment company on February 3, 1997. The Funds are "no-load," meaning you pay no sales charges or distribution fees. GW Capital Management, LLC ("GW Capital Management"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Funds' investment adviser.


Diversified Fund


The diversified Fund will operate as a diversified investment portfolio of the Trust. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer.


Non-Diversified Funds


A non-diversified Fund is any Fund other than a diversified Fund. The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R) Funds (the "Index Funds") are considered "non-diversified" because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. Since a relatively high percentage of a non-diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.



                             INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise indicated, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the indicated percentage or quality standard limitation will be determined immediately after and as a result of a Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. A Fund's fundamental investment policies and limitations cannot be changed without approval by vote of a "majority of the outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund.

Each Fund will not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry, except that each of the Index Funds will concentrate in one industry to the extent that its Benchmark Index so concentrates; provided that with respect to the Money Market Fund there shall be no limitation on the purchase of U.S. government securities or of certificates of deposit and bankers' acceptances; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.
         Notwithstanding the foregoing, each of the Index Funds may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Index Funds' current prospectus) is so concentrated; for purposes of this limitation, whether an Index Fund is concentrating in an industry or group of industries shall be determined in accordance with the Investment Company Act of 1940 and as of interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

(2) Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that a Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Funds, except the Money Market Fund, may invest in futures contracts on financial indexes, foreign currency transactions and options on permissible futures contracts.

(3) (a) purchase any securities on margin, (b) make short sales of securities, or (c) maintain a short position, except that a Fund (i) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) other than the Money Market Fund, may make margin payments in connection with transactions in futures contracts and currency futures contracts and enter into permissible options transactions, and (iii) may make short sales against the box.

(4) Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and through repurchase agreements.

(5) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" in this Statement of Additional Information.

(6) Borrow, except that a Fund may borrow for temporary or emergency purposes. The Fund will not borrow unless immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings of the Fund. If such asset coverage falls below 300 percent, the Fund will within three days thereafter reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300 percent. Reverse repurchase agreements and other investments which are "covered" by a segregated account or an offsetting position in accordance with applicable SEC requirements ("covered investments") do not constitute borrowings for purposes of the 300% asset coverage requirement. The Fund will repay all borrowings in excess of 5% of its total assets before any additional investments are made. Covered investments will not be considered borrowings for purposes of applying the limitation on making additional investments when borrowings exceed 5% of total assets.

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in limitation
         (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof. A Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This limitation shall not apply to segregated accounts.

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Issue senior securities. The issuance of more than one series or class of shares of beneficial interest, obtaining of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment objectives and policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.


                        INVESTMENT POLICIES AND PRACTICES


Except as described below, and except as otherwise specifically stated in the Prospectus or this SAI, the Funds' investment policies set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.


The following pages contain more detailed information about types of securities in which the Funds may invest, investment practices and techniques that GW Capital Management or any sub-adviser it may employ in pursuit of the Funds' investment objectives, and a discussion of related risks. GW Capital Management and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives. Unless otherwise indicated, each Fund may invest in all these securities or use all of these techniques.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Foreign Currency Transactions. The Funds, other than the Money Market Fund, may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Funds may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by GW Capital Management.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.


Under certain conditions, the Securities and Exchange Commission ("SEC") guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.


Successful use of currency management strategies will depend on GW Capital Management's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as GW Capital Management anticipates. For example, if a currency's value rose at a time when GW Capital Management had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If GW Capital Management hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if GW Capital Management increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that GW Capital Management's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Securities. Each Fund, except the Money Market Fund, may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Futures and Options" below.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Money Market Fund which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies. Each Fund may invest in shares of other mutual funds (the "Underlying Portfolios") within the limitations of the Investment Company Act of 1940 and any orders issued by the SEC. The Funds each may invest in both GW Capital Management-advised and non-GW Capital Management-advised Underlying Portfolios.

The Underlying Portfolios' investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual Funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreement and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Stock Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Lending of Portfolio Securities. Each Fund may from time-to-time lend its portfolio securities to brokers, dealers and financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by GW Capital Management to be of good standing. Furthermore, they will only be made if, in GW Capital Management's judgment, the consideration to be earned from such loans would justify the risk.

GW Capital Management understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.


Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GW Capital Management and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Money Market Instruments and Temporary Investment Strategies. In addition to the Money Market Fund, the other Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by GW Capital Management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such bank (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.


Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.


The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management.


Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.


Stripped Treasury Securities. Each Fund may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to pay the accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.


U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.


Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if GW Capital Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.


Futures and Options

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Exchange Traded Index Funds. The purchase of exchange traded index funds allows the Fund to hold the securities listed on its benchmark index in approximately the same proportional share with fewer brokerage transactions than purchasing the shares directly. The purchase of shares of exchange traded index funds by the Funds may be subject to certain percentage investment limitations the SEC has established for mutual funds in general.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, in completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at is current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, because a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.


Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums. Unless otherwise provided, a Fund may use commodity futures and commodity option contracts, provided that the Fund may only establish positions in such contracts for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund. Alternatively, unless otherwise provided, a Fund may establish positions in such contracts, provided that the aggregate notional value of such positions does not exceed the liquidation value of the Fund. Neither of these limitations on a Fund's permissible investments in futures contracts and options is a fundamental investment limitation and may be changed as regulatory agencies permit.


Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.














                     [This space intentionally left blank.]

                             MANAGEMENT OF THE FUND

The Trust

The Trust is organized under Delaware law, and is governed by the Board of Trustees. The Board is responsible for overall management of the Trust's business affairs. The Trustees meet at least four times during the year to, among other things, oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review performance.

Trustees and Officers

Information regarding the trustees and executive officers of the Trust including their ages, position(s) with the Trust, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each trustee and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).


There are no arrangements or understanding between any Trustee or officer and any other person(s) pursuant to which s/he was elected as Trustee or officer.


--------------------------------------------------------------------------------


                              INDEPENDENT* TRUSTEES

------------------------------------------------------------------------------------------------------------------------


  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Trust          Served)                                              in Fund     Held by Trustee
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Trustee

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------


Rex Jennings (77)     Trustee     March 22, 1988    President Emeritus, Denver Metro         42       Director, Maxim
                                  to present        Chamber of Commerce                               Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------


Richard P.            Trustee     April 30, 1987    Retired Educator                         42       Director, Maxim
Koeppe (70)                       to present                                                          Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------


Sanford Zisman        Trustee     March 19, 1982    Attorney, Firm of Zisman, Ingraham       42       Director, Maxim
(62)                              to present        and Daniel, P.C.                                  Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A; Jones
                                                                                                      Intercable, Inc.








------------------------------------------------------------------------------------------------------------------------

                        INTERESTED* TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------


  Name, address     Position(s)    Term of Office      Principal Occupation(s) during     Number of         Other
     and age         Held with     (Length of Time              Past 5 Years             Portfolios     Directorships
                       Trust           Served)                                             in Fund     Held by Trustee
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Trustee

------------------ -------------- ------------------ ----------------------------------- ------------ ------------------


*William T.         Trustee and   June 1, 2000 to    President and Chief Executive           42       Director, Maxim
McCallum (60)        President    present            Officer of Great-West Life &                     Series Fund,
                                                     Annuity Insurance Company;                       Committee
                                                     President and Chief Executive                    Member,
                                                     Officer, United States                           Great-West
                                                     Operations, The Great-West Life                  Variable Annuity
                                                     Assurance Company (1990 to                       Account A;
                                                     present); Co-President and Chief                 Director,
                                                     Executive Officer of Great-West                  Great-West
                                                     Lifeco Inc.; President and Chief                 Lifeco Inc.
                                                     Executive Officer of GWL&A
                                                     Financial Inc.; President and
                                                     Chief Executive Officer of First
                                                     Great-West Life & Annuity
                                                     Insurance Company

------------------ -------------- ------------------ ----------------------------------- ------------ ------------------


*Mitchell T.G.        Trustee     June 1, 2000 to    Executive Vice President and            42       Director, Maxim
Graye (47)                        present            Chief Financial Officer of                       Series Fund,
                                                     Great-West Life & Annuity                        Committee
                                                     Insurance Company; Executive Vice                Member,
                                                     President and Chief Financial                    Great-West
                                                     Officer, United States                           Variable Annuity
                                                     Operations, The Great-West Life                  Account A
                                                     Assurance Company; Executive Vice
                                                     President and Chief Operating
                                                     Officer, One Benefits, Inc.;
                                                     Executive Vice President and
                                                     Chief Financial Officer of GWL&A
                                                     Financial Inc.; Manager and
                                                     President, GW Capital Management,
                                                     LLC; Director and Executive Vice
                                                     President, Orchard Trust Company

------------------ -------------- ------------------ ----------------------------------- ------------ ------------------


*Graham McDonald     Treasurer    November 29,       Vice President, Corporate Finance       42             None
(56)                              2001 to present    and Investment Operations;
                                                     Treasurer, GW Capital Management,
                                                     LLC, Orchard Capital Management,
                                                     LLC, Maxim Series Fund, Inc. and
                                                     Great-West Variable Annuity
                                                     Account A; Director and
                                                     President, Greenwood Investments,
                                                     LLC

------------------ -------------- ------------------ ----------------------------------- ------------ ------------------


*Beverly A.          Secretary    April 10, 1997     Vice President and Counsel, U.S.        42             None
Byrne (47)                        to present         Operations, The Great-West Life
                                                     Assurance Company and
                                                     Orchard Trust Company; Vice
                                                     President, Counsel and
                                                     Associate Secretary,
                                                     Great-West Life & Annuity
                                                     Insurance Company, GWL&A
                                                     Financial Inc., First
                                                     Great-West Life & Annuity
                                                     Insurance Company; Vice
                                                     President, Counsel and
                                                     Secretary, Financial
                                                     Administrative Services
                                                     Corporation; Secretary, GW
                                                     Capital Management, LLC,
                                                     One Orchard Equities, Inc.
                                                     ("One Orchard"), Greenwood
                                                     Investments, LLC,
                                                     BenefitsCorp Equities,
                                                     Inc., BenefitsCorp, Inc.,
                                                     Advised Assets Group, LLC,
                                                     Great-West Variable Annuity
                                                     Account A, and Maxim Series
                                                     Fund, Inc.





* A Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) is referred to as an "Independent Trustee." An "Interested Trustee" refers to a Trustee who is an "interested person" of the Trust by virtue of their affiliation with either the Trust or GW Capital Management.




Standing Committees

The Board of Trustees has two standing committees: an Executive Committee and an Audit Committee.

The Executive Committee may exercise all the powers and authority of the Board of Trustees with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Trustees; (3) the fixing of compensation of the Trustees for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (7) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2002.

As set out in the Trust's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Trust's financial accountability and financial reporting by providing a means for the Trust's disinterested Trustees to be directly informed as to, and participate in the review of, the Trust's audit functions. Another objective is to ensure the independence and accountability of the Trust's outside auditors and provide an added level of independent evaluation of the Trust's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2002.


Ownership


As of December 31, 2002, the following members of the Board of Trustees had beneficial ownership in the Fund and/or any other investment companies overseen by the trustee:


                                                                                          Aggregate Dollar
                                                                                           Range of Equity
Trustee                Portfolio                                   Dollar Range of         Securities in all
                                                                   Equity Securities       Registered Investment
                                                                   the Fund                Companies Overseen
                                                                                           by Trustee in Family of
                                                                                           Investment Companies
----------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
---------------------- ------------------------------------------- ----------------------- ---------------------------
R.P. Koeppe            Maxim T. Rowe Price MidCap Growth           $1 - 10,000             $10,001 - 50,000
---------------------- ------------------------------------------- ----------------------- ---------------------------

R.P. Koeppe            Maxim Money Market                          $1 - 10,000             $10,001 - 50,000
---------------------- ------------------------------------------- ----------------------- ---------------------------

R.P. Koeppe            Maxim INVESCO Balanced                      $10,001 - 50,000        $10,001 - 50,000
---------------------- ------------------------------------------- ----------------------- ---------------------------



Independent Trustees and their Immediate Family Members


As of December 31, 2002, other than as described above under "Ownership," no Independent Trustee and no immediate family member of an Independent Trustee beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Trust, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.

As of December 31, 2002, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:


o        the Trust;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust;
o an investment adviser, the principal underwriter or affiliated person of the Trust; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.


As of December 31, 2002, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:


o        an investment adviser or the principal underwriter of the Trust; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.


As of December 31, 2002, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:


o        the Trust, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;
o an investment adviser or the principal underwriter of the Trust, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.


As of December 31, 2002, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:


o        the Trust, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;
o an investment adviser or the principal underwriter of the Trust, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.


As of December 31, 2002, no officer of an investment adviser or the principal underwriter of the Trust or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Trustee of the Trust or an immediate family member of an Independent Trustee has also served as an officer of such company during the two most recently completed calendar years.


Compensation


The Trust pays no salaries or compensation to any of its officers or Trustees affiliated with the Trust or GW Capital Management. The chart below sets forth the annual compensation paid to the Independent Trustees and certain other information.


----------------------- --------------------- -------------------- --------------------- --------------------
 Name of Independent         Aggregate            Pension or         Estimated Annual    Total Compensation
       Trustee           Compensation from        Retirement          Benefits Upon        from Trust and

                               Trust           Benefits Accrued         Retirement        Fund Complex Paid
                                                as Part of Fund                             to Trustees*
                                                   Expenses


----------------------- --------------------- -------------------- --------------------- --------------------


R. Jennings                   $22,500                 -0-                  -0-                 $22,500

----------------------- --------------------- -------------------- --------------------- --------------------


R.P. Koeppe                   $22,500                 -0-                  -0-                 $22,500

----------------------- --------------------- -------------------- --------------------- --------------------


S. Zisman                     $22,500                 -0-                  -0-                 $22,500

----------------------- --------------------- -------------------- --------------------- --------------------



* As of December 31, 2002 there were 43 funds for which the Trustees served as Directors or Trustees, 6 of which were Funds of the Trust. The total compensation paid is comprised of the amount paid during the Trust's most recently completed fiscal year by the Trust and its affiliated investment companies.


Codes of Ethics


The Trust, GW Capital Management, Greenwood Investments, LLC, and Barclays Global Fund Advisors each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Trust under certain circumstances. Each Code places appropriate restrictions on all such investments.

Control Persons and Principal Holders of Securities


As of January 31, 2002, no person owned of record or beneficially 5% or more of the shares outstanding of the Trust or any Fund except affiliates of GW Capital Management which owned 77.8% of the Funds' outstanding shares as of the date of this SAI. Therefore, GWL&A would be deemed to control each Fund as the term "control" is defined in the 1940 Act (GWL&A is organized under the laws of Colorado). As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.



                          INVESTMENT ADVISORY SERVICES

Investment Adviser


GW Capital Management, LLC is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. GW Capital Management is a wholly owned subsidiary of GWL&A, which is a 100% owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco, Inc. is in turn an 81.03% owned subsidiary of Power Financial Corporation,a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.


Investment Advisory Agreement


Under the terms of investment advisory agreement with the Trust, GW Capital Management acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GW Capital Management also provides the Trust with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers of the Trust and all Directors who are "interested persons" of the Trust or of GW Capital Management, and all personnel of the Trust or GW Capital Management performing services relating to research, statistical and investment activities.

In addition, GW Capital Management, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Trust; preparing all general shareholder communications and conducting shareholder relations; maintaining the Trust's records and the registration of Trust shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Trust; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Investment Advisory Agreement became effective on December 5, 1997 and was subsequently amended. As approved, the Agreement, as amended, will remain in effect until April 1, 2003, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by GW Capital Management, each on 60 days notice to the other party.

In approving the Investment Advisory Agreement and the sub-advisory agreement with the sub-adviser ("Sub-Advisory Agreement"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and the Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreement were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of GW Capital Management and of the sub-adviser to discuss portfolio management strategies, benchmark index tracking for each Index Fund and performance of each Fund. The Board also considers GW Capital Management's and the sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and procedures GW Capital Management and each sub-adviser use for obtaining best execution for transactions in the Funds.

With respect to the nature, scope and quality of the services provided by GW Capital Management and the sub-adviser, the Board considered, among other things, GW Capital Management's and the sub-adviser's personnel, experience, resources and track record, which are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, consulting by the sub-adviser as appropriate with GW Capital Management, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also considered GW Capital Management's and the sub-adviser's reputation for management of their specific investment strategies, GW Capital Management's and the sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to the sub-adviser by GW Capital Management, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Fund and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to GW Capital Management and its affiliates in relation to the quality of all services provided as well as the overall profitability to GW Capital Management and its affiliates.


Management Fees

Each Fund pays a management fee to GW Capital Management for managing its investments and business affairs. GW Capital Management is paid monthly at an annual rate of a Fund's average net assets according to the following schedule.

                                                 MANAGEMENT FEE
                                     (as a percentage of average net assets)
                                               -------------------

Orchard Money Market Fund                              0.20%
Orchard DJIASM Index Fund                              0.60%
Orchard Nasdaq-100 Index(R)Fund                        0.60%
Orchard Index 600 Fund                                 0.60%
Orchard S&P 500 Index(R)Fund                           0.60%




For the period November 1, 2001 to October 31, 2002, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $14,231; Orchard S&P 500 Index(R) Fund $2,937,554; Orchard Index 600 Fund $876,875; Orchard DJIASM Index Fund $65,183; and Orchard Nasdaq-100 Index(R) Fund $94,143. For the period November 1, 2000 to October 31, 2001, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $10,890; Orchard S&P 500 Index(R) Fund $3,607,682; Orchard Index 600 Fund $967,149; Orchard DJIASM Index Fund $40,592; and Orchard Nasdaq-100 Index(R) Fund $56,322. For the period November 1, 1999 to October 31, 2000, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $8,364; Orchard S&P 500 Index(R) Fund $4,474,333; Orchard Index 600 Fund $934,364; Orchard DJIASM Index Fund $1,052 (since inception date August 25, 2000); and Orchard Nasdaq-100 Index(R) Fund $1,517 (since inception date August 25, 2000).

Sub-Adviser

Barclays Global Fund Advisors


Barclays Global Fund Advisors ("BGFA") serves as the sub-adviser to the Index Funds pursuant to a Sub-Advisory Agreement dated effective May 1, 2002. BGFA is a wholly owned subsidiary of Barclays Global Investors, N.A., ("BGI") a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC.

GW Capital Management is responsible for compensating BGFA from its management fee. BGFA will receive monthly compensation for serving as sub-adviser to the Index Funds at an annual rate based on the aggregate assets held by all Index Funds, with those Funds of the Maxim Series Fund, Inc. that are also sub-advised by Barclays, specifically: the Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios, and with assets managed in existing and future Barclays Global Investors, N.A. ("BGI") domestic collective fund investment strategies and non-U.S. daily-valued collective fund investment strategies for which Financial Administrative Services Corporation, an affiliate of GWL&A, acts as collective fund serving agent. The monthly compensation based on the aggregation of these assets is set at the annual rate of 0.03% on the first $2.250 billion of average daily net assets, 0.02% on the next $1.000 billion and 0.01% on all amounts over $3.250 billion.


The sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for the respective Index Funds. Subject to review and supervision by the investment adviser and the Board of Trustees, the sub-adviser is responsible for the actual management of the Index Funds and for making decisions to buy, sell or hold any particular securities. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its employees and officers connected with the investment and economic research, trading and investment management for the Index Funds.


Expenses of the Funds


In addition to the management fees paid to GW Capital Management, the Trust pays certain other costs for the Orchard Money Market Fund including, but not limited to, (a) brokerage commissions; (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Funds; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the Funds under the applicable federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the Funds' prospectus and other reports to shareholders; (f) costs of proxy solicitations; (g) transfer agent fees; (h) charges and expenses of the Trust's custodians; (i) compensation and expenses of the "independent" trustees; and (j) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust to indemnify its trustees and officers with respect thereto. For all Funds other than the Orchard Money Market Fund, GW Capital Management pays these expenses (other than interest, taxes, brokerage commissions, and ordinary expenses) on behalf of the Trust out of their management fee.

GW Capital Management has contractually agreed to reimburse the Money Market Fund to the extent that total operating expenses, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed 0.46% of average net assets.


Principal Underwriter


Effective April 30, 2002, the Trust entered into a principal underwriting agreement with Greenwood Investments, LLC ("Greenwood"), 8515 East Orchard Road, Greenwood Village, Colorado 80111. Greenwood is an affiliate of GW Capital Management and is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for Greenwood to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value.

Compensation received by the previous and current Principal Underwriters during the Trust's last fiscal year:

                      Net
Name of               Underwriting              Compensation
Principal             Discounts and             on Redemptions            Brokerage         Other
Underwriter           Commissions               and Repurchases           Commissions       Compensation

Greenwood                -0-                         -0-                     -0-               -0-

One Orchard
Equities, Inc.           -0-                         -0-                     -0-               -0-





                      PORTFOLIO TRANSACTIONS AND BROKERAGE


Subject to the direction of the Board of Trustees, GW Capital Management, or the Sub-Adviser for those Funds which are managed on a day-to-day basis by the Sub-Adviser, is primarily responsible for placement of the Funds' portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither GW Capital Management nor the Sub-Adviser have an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GW Capital Management and the Sub-Adviser generally will seek reasonably competitive commissions, the policy of the Trust of seeking to obtain the most favorable net results means the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the United States. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a "net" basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or "mark down" (sometimes called a "spread") that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Funds of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an "underwriting discount" or "selling concession") which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Funds, GW Capital Management and the Sub-Adviser may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Funds to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by GW Capital Management or the Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GW Capital Management or the Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by GW Capital Management or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on the Funds' portfolio transactions to the broker or dealer providing the information or service.

GW Capital Management and the Sub-Adviser may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Funds in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Funds and other GW Capital Management client accounts, GW Capital Management may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, GW Capital Management will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GW Capital Management may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Orchard Money Market Fund for the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002. For the fiscal years 2000, 2001 and 2002, respectively, the Funds paid commissions as follows: Orchard S&P 500 Index(R) Fund - $105,168, $40,013 and $92,021;
Orchard Index 600 Fund - $117,804, $118,731 and $110,869; Orchard DJIASM Index Fund (since inception, August 25, 2000) - $262, $9,478 and $19,546; Orchard Nasdaq-100 Index(R) Fund (since inception, August 25, 2000) - $905, $6,535 and $9,542.

As of October 31, 2002, the Orchard S&P 500 Index(R) Fund had acquired securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents, as follows:

Broker or Dealer                     Value of Securities as of October 31, 2002
----------------                     ------------------------------------------
Goldman Sachs Group                                                  $1,794,000
Morgan Stanley Dean Witter & Company                                 $2,217,000
Lehman Brothers Holdings, Inc.                                         $675,000
Merrill Lynch & Co., Inc.                                            $1,709,000



Portfolio Turnover

The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average market value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GW Capital Management's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Fund.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Fund (other than the Money Market
Fund) for the period November 1, 2001 to October 31, 2002 is as follows:

                                   2002                      2001
      Portfolio                    Turnover Rate             Turnover Rate
      ---------                    ---------------------------------------

Orchard S&P 500 Index(R)Fund        15.48%                   14.00%
Orchard Index 600 Fund              31.67%                   58.40%
Orchard DJIASM Index Fund          135.37%                   70.37%
Orchard Nasdaq-100 Index(R)Fund     64.57%                   41.31%


The portfolio turnover rate for the Orchard DJIA Index Fund increased significantly from 2001 to 2002 as the magnitude of redemptions increased by 616.5%.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The Prospectus fully describes how shares of the Funds may be purchased and redeemed. That disclosure is incorporated by reference into this SAI. Please read the Prospectus carefully.


Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption in-kind) at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Trustees of the Trust deem fair and equitable. If shareholders were to receive redemptions in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Funds do not anticipate making redemptions in-kind.

Pricing of Shares. The net asset value of each Fund is determined in the manner described in the Prospectus. Securities held by each Fund other than the Money Market Fund will be valued as follows: portfolio securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Board of Trustees, including valuations furnished by pricing services retained by GW Capital Management.


The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued daily as income over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized costs may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of not more than 60 days are valued at amortized cost, which approximates market value.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Board of Trustees periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Trustees will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or if not available, at fair market value as determined in good faith by the Board of Trustees, and in kind redemption of portfolio securities (considered highly unlikely by management of the Trust).


                             INVESTMENT PERFORMANCE

The Funds may measure investment performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

Money Market Fund


In accordance with regulations prescribed by the SEC, the Trust is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses other than investment income on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the "base period return" and annualizing this quotient on a 365-day basis.


The SEC also permits the Trust to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and quality of portfolio securities held by the Fund, and its operating expenses.


For the seven-day period ending October 31, 2002, the Money Market Fund's yield was 0.97% and its effective yield was 0.92%.


Other Funds


Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


FORMULA: P(1+T)n = ERV
-------

WHERE:   P       =     a hypothetical initial payment of $1,000
-----    T       =     average annual total return
         n       =     number of years
         ERV     =     ending redeemable value of the hypothetical $1,000
                       initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the Fund. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.


Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.


Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.


Standardized Average Annual Total Return Quotations (After Taxes on Distributions). Average annual total return after taxes on distributions quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA: P(1+T)n = ATV D
-------

WHERE:   P        =     a hypothetical initial payment of $1,000
-----
         T        =     average annual total return (after taxes on
                        distributions)
         n        =     number of years
         ATVD     =     ending value of the  hypothetical  $1,000 initial
                        payment made at the beginning of the designated period
                        (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.

The computation above assumes that all dividends and distributions made by a Fund, less applicable taxes, are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

Standardized Average Annual Total Return Quotations (After Taxes on Distributions and Redemption). Average annual total return after taxes on distributions quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA: P(1+T)n = ATV DR
-------

WHERE:   P       =        a hypothetical initial payment of $1,000
-----    T       =        average annual total return (after taxes on
                          distributions and redemption)
         n       =        number of years
         ATV DR  =        ending value of the hypothetical $1,000 initial
                          payment made at the beginning of the designated period
                          (or fractional portion thereof), after taxes on Fund distributions and redemption.

The computation above assumes that all dividends and distributions made by a Fund, less applicable taxes, are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


Standardized Yield Quotations. The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:


FORMULA: 2[((a-b)/(cd))6-1]

WHERE:   a =   dividends and interest earned during the period
-----


         b =   net expenses accrued for the period

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

Net investment income will be determined in accordance with rules established by the SEC.

Performance Comparisons


Performance information contained in reports to shareholders, advertisements, and other promotional materials may be compared to that of various unmanaged indexes. These indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.

Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting a Fund's historical performance, may from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barron's, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Funds.

Shown below are calculations of the Funds' average annual total return calculated as of December 31, 2002. This information is calculated as described above, in accordance with applicable SEC requirements. Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

The following table shows the Fund's average annual total return without any adjustment for taxes on distributions or redemptions.

                                          Standardized Average Annual Total Return

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund                   1-Year                 5-Years             Since Inception       Inception Date of
                                                                                                        Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard Money Market              1.35%                  4.27%                   4.39%            February 3, 1997
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard S&P 500 Index(R)         -22.47%                 -1.17                   2.79%            February 3, 1997
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard 600 Index Fund           -15.25%                  1.75                   5.06%            February 3, 1997

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard DJIA SM Index            -15.22%                  N/A                   -10.35%           August 25, 2000
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard Nasdaq-100               -37.92%                  N/A                   -43.56%           August 25, 2000
Index(R)Fund




The following table shows the Funds' average annual total return after taxes on distributions. The tax due on distributions was calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.
The taxable amount and character of each distribution was as specified by the Fund on the dividend declaration date, adjusted to reflect any subsequent recharacterization. The tax due was deducted from the distribution prior to reinvestment. These figures do not reflect the effect of any other potential tax liability (e.g., state income tax), the phase out of certain credits, exemptions and deductions at various income levels, or the impact of the federal alternative minimum tax.

                    Standardized Average Annual Total Return
                         (After Taxes on Distributions)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund                   1-Year                 5-Years             Since Inception       Inception Date of
                                                                                                        Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Orchard Money Market               N/A                    N/A                     N/A             February 3, 1997
Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard S&P 500 Index(R)         -22.81%                 -2.07%                  1.96%            February 3, 1997
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard 600 Index Fund           -15.32%                 0.35%                   3.62%            February 3, 1997

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard DJIA SM Index            -15.76%                  N/A                   -10.85%           August 25, 2000
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard Nasdaq-100               -37.92%                  N/A                   -43.56%           August 25, 2000
Index(R)Fund








                     [This space intentionally left blank.]







The following table shows the Funds' average annual total return after taxes on distributions and redemptions. The effect of taxes on distributions during the specified period is calculated as described in the introduction to the second table above. This table assumes a complete redemption at the end of the 1, 5, or 10-year period and the deduction of all non-recurring charges at the end of each period, and the deduction of any applicable capital gains tax or the addition of any tax benefit from capital losses resulting from the redemption. Capital gains tax on redemptions is determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date. The table also assumes that the shareholder has sufficient capital gains from other investments to offset any capital loss from the redemption, so that the loss may be deducted in full. These figures do not reflect the effect of any other potential tax liability (e.g., state income tax), the phase out of certain credits, exemptions and deductions at various income levels, or the impact of the federal alternative minimum tax.


                    Standardized Average Annual Total Return
                 (After Taxes on Distributions and Redemptions)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund                   1-Year                 5-Years             Since Inception       Inception Date of
                                                                                                        Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Orchard Money Market               N/A                    N/A                     N/A             February 3, 1997
Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard S&P 500 Index(R)         -13.68%                 -2.76%                  2.26%            February 3, 1997
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard 600 Index Fund           -9.28%                  1.14%                   3.79%            February 3, 1997

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard DJIA SM Index            -9.25%                   N/A                   -8.36%            August 25, 2000
Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Orchard Nasdaq-100               -30.33%                  N/A                   -31.50%           August 25, 2000
Index(R)Fund





                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, each Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Each Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, currencies (the "Income Requirement"). Each Fund is also subject to certain diversification requirements discussed below.


Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.


In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Fund makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Fund held the security. A Fund may be required to capitalize, rather than deduct currently, part of all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless such Fund makes the election to include market discount in income currently).


At the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash or cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for subsequent taxable years only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to proposed and temporary U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.


Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital gain for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (i) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.

A Fund may either retain or distribute to shareholders the Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares. Conversely, if a Fund elects to retain net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the then current applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected the Fund will also elect to have shareholders treated as having received a distribution of such gain, with the result that the shareholders will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gain, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and will reduce) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31, of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Fund Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than 12 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, special holding period rules provided in Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. For shareholders who are individuals, long term capital gains (those arising from sales of assets held for more than 12 months) are currently taxed at rates of 8-20%. Each January, the Fund will provide to each investor and to the IRS a statement showing the tax characterization of distributions paid during the prior year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Each Fund also reserves the right to close accounts that fail to provide a certified tax identification number, by redeeming such accounts in full at the current net asset value.

Foreign Shareholders

The U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income for a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.

                                OTHER INFORMATION

Organization of the Trust

The Trust is an open-end management investment company organized as a Delaware business trust on July 23, 1996. The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares.

The assets of the Trust received for the sale of shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of a Fund are accounted for separately on the books of the Trust, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated between the Funds in a manner deemed to be fair and equitable by the Board of Trustees. In the event of dissolution or liquidation of a Fund, the Board of Trustees will distribute the remaining proceeds or assets of the Fund ratably among its shareholders.

Shareholder and Trustee Liability

Shareholders of a business trust such as the Trust may, under certain circumstance, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that every note, bond, contract or other undertaking entered into or executed by the Trust or the trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's assets of any shareholders held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, under Delaware law, shareholders of the Funds are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights


The shares of the Funds have no preemptive or conversion rights. Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or any Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or a Fund for any purpose related to the Trust or Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Funds. If not so terminated, the Trust or the Funds will continue indefinitely.

Custodians

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the assets for the Orchard Money Market Fund. Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105, is custodian of the assets for the Orchard DJIASM Index Fund, the Orchard Nasdaq-100 Index(R) Fund, the Orchard S&P 500 Index(R) Fund, and the Orchard Index 600 Fund. Fees paid by GW Capital Management for the period 2000-2002 for custodial services are as follows:

Year                        Bank of New York         Barclays Global Investors

2000                             $252,399.45                             $0.00
2001                              $93,682.85                        $81,045.33
2002                              $11,500.31                       $136,846.51


The custodians are responsible for the safekeeping of a Fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodians take no part in determining the investment policies of a portfolio or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodians and may purchase securities from or sell securities to the custodians.


Transfer and Dividend Paying Agent

Financial Administrative Services Corporation ("FASCorp"), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Funds' transfer agent and dividend paying agent.

Independent Auditors

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Funds' independent auditors. Deloitte & Touche LLP examines financial statements for the Funds and provides other audit, tax, and related services.


                              FINANCIAL STATEMENTS


Audited financial statements for the Trust and each Fund as of October 31, 2002 together with the notes thereto and the report of Deloitte & Touche LLP are incorporated into this SAI by reference to the Fund's N-30D (annual report) filed with the Securities and Exchange Commission via EDGAR on December 20, 2002.

                                    APPENDIX


Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Corporate Bond Ratings by Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.







C-1



                                     PART C
                                OTHER INFORMATION



Item 23.          Exhibits

                  Item (a).    Declaration of Trust1

                  Item (b).    Current Bylaws1


                  Item (c).    Not Applicable

                  Item (d).    Investment Advisory Agreement3; Amendment to
                               Investment Advisory Agreement5.; Amendments to
                               Investment Advisory Agreement and the Barclays
                               Global Fund Advisors Sub-Advisory
                               Agreement are filed herewith as Exhibit 23(d).

                  Item (e).    Underwriting Agreement filed herewith as Exhibit
                               23(e)


                  Item (f).    Not Applicable


                  Item (g).    Form of Custodian Agreement2

                  Item (h).    Transfer Agency Agreement2;

                  Item (i).    Opinion of R.B. Lurie2


                  Item (j).    Consent of Deloitte & Touche LLP, Independent
                               Auditors for the Trust is filed herewith as
                               Exhibit 23(j).


                  Item (k).    Not Applicable


                  Item (l).    Form of Subscription Agreement2


                  Item (m).    Not Applicable

                  Item (n).    Not Applicable


                  Item (o).    Not Applicable

                  Item (p). Codes of Ethics for GW Capital Management, LLC and the Trust 4; Code of Ethics for Barclays Global Fund Advisors is incorporated by reference to Maxim Series Fund, Inc.'s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 002-75503); Code of Ethics for Greenwood Investments, LLC is filed herewith as Exhibit 23(p).





Item 24. Persons Controlled by or under Common Control with Registrant.
         -------------------------------------------------------------


                  See the organizational chart on page C-2.


                                                   ORGANIZATIONAL CHART

(State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.4%  - Power Financial Corporation (Canada) - Holding Company
            81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
             100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
              100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding
                        Company
                100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                 100.0%  - Great-West Life & Annuity Capital I (Delaware) -
                            Business Trust
                  100.0%  - Great-West Life & Annuity Insurance Company
                            (Colorado) - Life and Health Insurance Company
                           100.0% - First Great-West Life & Annuity Insurance
                                    Company (New York) - Life and Health
                                    Insurance Company
                           100.0% - Advised Assets Group, LLC (Colorado)
                                  - Investment Adviser
                           100.0% - Alta Health & Life Insurance Company
                                    (Indiana) - Life and Health Insurance
                                    Company
                                    100.0%  - Alta Agency, Inc. (New York) -
                                              Insurance Agency
                           100.0% - BenefitsCorp, Inc. (Delaware) - Insurance
                                    Agency
                                    100.0%  - BenefitsCorp Equities, Inc.
                                              (Delaware) - Securities
                                              Broker/Dealer
                                    100.0% - BCC Corp of Wyoming, Inc. (Wyoming)
                                           - Insurance Agency
                           100.0%  - National Plan Coordinators of Delaware,
                                     Inc. (Delaware) - Third Party Administrator
                                    100.0%  - NPC Securities, Inc. (California)
                                            - Securities Broker/Dealer
                                    100.0%  - National Plan Coordinators of
                                              Washington, Inc. (Washington) -
                                              Third Party Administrator
                                    100.0%  - P.C. Enrollment Services &
                                              Insurance Brokerage, Inc.
                                              (Massachusetts) - Insurance Agency
                           100.0%  - One Benefits, Inc. (Colorado) -
                                     Holding Company
                                    100.0% - One Health Plan of Alaska, Inc.
                                    (Alaska) - Preferred Provider Organization
                                    100.0% - One Health Plan of Arizona, Inc.
                                    (Arizona) - Health Maintenance Organization
                                    100.0% - One of Arizona, Inc. (Arizona) -
                                    Preferred Provider Organization 100.0% - One
                                    Health Plan of California, Inc. (California)
                                    - Health Maintenance Organization 100.0% -
                                    One Health Plan of Colorado, Inc. (Colorado)
                                    - Health Maintenance Organization 100.0% -
                                    One Health Plan of Florida, Inc. (Florida) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of Georgia, Inc. (Georgia) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of Illinois, Inc. (Illinois) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of Indiana, Inc. (Indiana) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of Kansas/Missouri, Inc.
                                    (Kansas) - Health Maintenance Organization
                                    100.0% - One Health Plan of Maine, Inc.
                                    (Maine) - Preferred Provider Organization
                                    100.0% - One Health Plan of Massachusetts,
                                    Inc. (Massachusetts) - Health Maintenance
                                    Organization 100.0% - One Health Plan of
                                    Michigan, Inc. (Michigan) - Preferred
                                    Provider Organization 100.0% - One Health
                                    Plan of Minnesota, Inc. (Minnesota) -
                                    Preferred Provider Organization 100.0% - One
                                    Health Plan of Nevada, Inc. (Nevada) -
                                    Preferred Provider Organization 100.0% - One
                                    Health Plan of New Hampshire, Inc. (New
                                    Hampshire) - Preferred Provider Organization
                                    100.0% - One Health Plan of New Jersey, Inc.
                                    (New Jersey) - Health Maintenance
                                    Organization 100.0% - One Health Plan of New
                                    York, Inc. (New York) - Preferred Provider
                                    Organization 100.0% - One Health Plan of
                                    North Carolina, Inc. (North Carolina) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of Ohio, Inc. (Ohio) - Health
                                    Maintenance Organization 100.0% - One Health
                                    Plan of Oregon, Inc. (Oregon) - Health
                                    Maintenance Organization 100.0% - One Health
                                    Plan of Pennsylvania, Inc. (Pennsylvania) -
                                    Health Maintenance Organization 100.0% - One
                                    Health Plan of South Carolina, Inc. (South
                                    Carolina) - Preferred Provider Organization
                                    100.0% - One Health Plan of Tennessee, Inc.
                                    (Tennessee) - Health Maintenance
                                    Organization 100.0% - One Health Plan of
                                    Texas, Inc. (Texas) - Health Maintenance
                                    Organization 100.0% - One Health Plan, Inc.
                                    (Vermont) - Preferred Provider Organization
                                    100.0% - One Health Plan of Virginia, Inc.
                                    (Virginia) - Preferred Provider Organization
                                    100.0% - One Health Plan of Washington, Inc.
                                    (Washington) - Health Maintenance
                                    Organization 100.0% - One Health Plan of
                                    Wisconsin, Inc. (Wisconsin) - Preferred
                                    Provider Organization 100.0% - One Health
                                    Plan of Wyoming, Inc. (Wyoming) - Preferred
                                    Provider Organization 100.0% - One Orchard
                                    Equities, Inc. (Colorado) - Securities
                                    Broker/Dealer
                           100.0%  - Financial Administrative Services
                                     Corporation (Colorado) - Third Party
                                     Administrator
                           100.0%  - GWL Properties, Inc. (Colorado) - Real
                                     Property Corporation
                            50.0%  - Westkin Properties Ltd. (California) - Real
                                     Property Corporation
                           100.0%  - Great-West Benefit Services, Inc.(Delaware)
                                   - Leasing Company
                            92.1%  - Maxim Series Fund, Inc. (Maryland) -
                                     Investment Company
                           100.0%  - GW Capital Management, LLC (Colorado) -
                                     Investment Adviser
                                    100.0%  - Orchard Capital Management, LLC
                                              (Colorado) - Investment Adviser
                                    100.0%  - Greenwood Investments, LLC
                                              (Colorado) - Securities
                                              Broker/Dealer
                            86.8%  - Orchard Series Fund (Delaware) - Investment
                                     Company
                                    100.0%  - Orchard Trust Company (Colorado)
                                            - Trust Company


Item 25. Indemnification.
         ---------------

         Article X of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer of the Trust. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


         Registrant's investment adviser, GW Capital Management, LLC ("GW Capital Management"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is a wholly-owned subsidiary of Great-West Lifeco, Inc. GW Capital Management provides investment advisory services to various unregistered separate accounts of GWL&A and to Great-West Variable Annuity Account A and the Maxim Series Fund, Inc., which are registered investment companies. The directors/managers and officers of GW Capital Management have held, during the past two fiscal years, the following positions of a substantial nature.


Name                  Position(s)
----                  -----------



Mitchell T.G. Graye   Manager,  Chairman  and  President, GW Capital Management;
                      Executive  Vice President and Chief Financial  Officer of
                      Great-West  Life & Annuity  Insurance Company  (since June
                      1996);  Executive  Vice  President  and Chief  Financial
                      Officer,  United States  Operations, The  Great-West Life
                      Assurance  Company (since June 1996);  Executive Vice
                      President and Chief Financial Officer, Alta Health & Life
                      Insurance  Company;  Executive Vice President and Chief
                      Financial Officer,  First  Great-West Life & Annuity
                      Insurance  Company;  Executive Vice President and Chief
                      Financial Officer,  GWL&A Financial,  Inc.; Executive Vice
                      President,  Orchard Trust  Company;  previously  Executive
                      Vice  President and Chief  Operating  Officer,  Harris
                      Methodist  Health Plan (since  March 1995);
                      Director,  Maxim Series  Fund,  Inc.;  Committee  Member,
                      Great-West  Variable Annuity Account A; Trustee, Orchard
                      Series Fund.


Wayne T. Hoffmann     Manager and Vice President, GW Capital Management; Vice
                      President, Investments, First Great-West Life & Annuity
                      Insurance Company and GWL&A; Manager, Orchard Capital
                      Management, LLC.


S. Mark Corbett       Manager and Vice President, GW Capital Management; Vice
                      President, Investments, First Great-West Life & Annuity
                      Insurance Company and GWL&A; Manager, Orchard Capital
                      Management, LLC.

Douglas L. Wooden     Manager, GW Capital Management;  Executive Vice President,
                      Financial Services, GWL&A  and  First  Great-West  Life &
                      Annuity  Insurance  Company;  Director, Chairman,
                      President  and  Chief  Executive  Officer,  Orchard  Trust
                      Company; President and Director, Financial Administrative
                      Services  Corporation; Director/Trustee,  Orchard  Series
                      Fund,  Maxim Series Fund,  Inc.,  Great-West Variable
                      Annuity Account A, Orchard Capital  Management,  LLC and
                      Orchard Trust Company.

Graham R. McDonald    Treasurer, GW Capital Management;  Treasurer, Maxim Series
                      Fund, Inc., Orchard Series Fund, Great-West Variable
                      Annuity Account A; Vice President, Corporate Finance and
                      Investment Operations, GWL&A.


Beverly A. Byrne      Secretary,  GW  Capital  Management;  Vice  President,
                      Counsel  and  Assistant Secretary,  GWL&A,  GWL&A
                      Financial  Inc.,  First  Great-West  Life &  Annuity
                      Insurance  Company and Alta Health & Life Insurance
                      Company;  Vice  President, Counsel  and  Secretary,
                      Financial Administrative Services Corporation;
                      Secretary, One Orchard Equities, Inc., Greenwood
                      Investments, LLC, BenefitsCorp Equities, Inc.,
                      BenefitsCorp, Inc., Orchard Capital Management, LLC,
                      National Plan Coordinators of Delaware, Inc., NPC
                      Securities, Inc., NPC Administrative Services Corporation,
                      National Plan Coordinators of Washington, Inc., P.C.
                      Enrollment Services & Insurance Brokerage, Inc.,
                      Great-West Benefit Services,  Inc., Great-West Variable
                      Annuity Account A, Maxim Series Fund, Inc. and Orchard
                      Series Fund.

Item 27.              Principal Underwriter.
                      ---------------------


                      (a) Greenwood Investments, LLC serves as the principal underwriter for the Trust and Maxim Series Fund, Inc.

                      (b) The principal business address of the directors and officers of Greenwood Investments, LLC named below is 8515 East Orchard Road, Greenwood
                              Village, Colorado 80111.




                                                 Positions and Offices     Positions and Offices
                       Name                         with Underwriter          with Registrant
                       ------                    ---------------------     ---------------------


                       D.G. McLeod                             Manager
                              None

                       G.R. McDonald                                       Manager and President
                       Treasurer

                       Beverly A. Byrne          Manager and Secretary
                              Secretary

                       D.T. Buhler               Chief Compliance Officer        Secretary



                                (c) Not applicable.


Item 28.Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Orchard Series Fund, 8515 East Orchard Road, Greenwood Village, Colorado 80111; GW Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; Financial Administrative Services Corporation, 8515 East Orchard Road, Greenwood Village, Colorado 80111; or Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California 94105.

Item 29.  Management Services.
          -------------------

         Not applicable.


Item 30.  Undertakings.
          ------------


Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as it relates to the assistance to be rendered to shareholders with respect to the calling of a meeting to replace a trustee.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Orchard Series Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Greenwood Village in the State of Colorado on the ____ day of February 2003.


                                   ORCHARD SERIES FUND


                                   /s/ W.T. McCallum
                                   -----------------------------------
                                    W.T. McCallum
President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                              Title                     Date



/s/ W.T. McCallum_____________________ President                 _______, 2003
-----------------
W.T. McCallum                          and Trustee


/s/ G. McDonald_______________________ Treasurer                 _______, 2003
---------------
G. McDonald


/s/ R.P. Koeppe*______________________ Trustee                   _______, 2003
----------------
R.P. Koeppe


/s/ R. Jennings*______________________ Trustee                   _______, 2003
----------------
R. Jennings



/s/ M.T.G. Graye______________________ Trustee                   _______, 2003
----------------
M.T.G. Graye


/s/ S. Zisman*________________________ Trustee                   _______, 2003
--------------
S. Zisman



*By: /s/ B.A. Byrne____________________
     --------------
         B.A. Byrne


              Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on August 1, 1997.

                                  EXHIBIT INDEX


Exhibit       Description


23(d)         Amendments to Investment  Advisory Agreement and the Sub-Advisory
              Agreement between GW Capital Management, LLC, Barclays Global Fund
              Advisors,  and Orchard Series Fund (filed herewith).
23(e)         Form of Principal Underwriting Agreement (filed herewith)
23(j)         Consent of Deloitte & Touche LLP (filed herewith)
23(p)         Code of Ethics for Greenwood Investments, LLC (filed herewith).





--------

1 Incorporated by reference to Registrant's Registration Statement dated July
  31, 1996.
2 Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its
  Registration Statement filed January 28, 1997.
3 Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement filed March 2, 1998.
4 Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to its Registration Statement filed June 8, 2000.
5 Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to its Registration Statement filed August 21, 2000.






                                  Amendment to

                          Investment Advisory Agreement

                                     between

                               Orchard Series Fund

                                       and

                           G W Capital Management, LLC

         The following amendment is made to the Investment Advisory Agreement between Orchard Series Fund and G W Capital Management, LLC dated December 5, 1997 ("the Agreement"), and is hereby incorporated into and made a part of the
Agreement:

         Article I, Section A is amended by adding the following:

         Orchard Value Fund

         Article III, Section A is amended by adding the following to the schedule:

         Orchard Value Fund                 1.00%

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 27th day of February , 1998.

                                        ORCHARD SERIES FUND


Attest: /s/ Beverly A. Byrne            By: /s/ J.D. Motz
       -------------------------            ------------------------
Name:  Beverly A. Byrne                 Name: J.D. Motz
                                        Title: President

                                        G W CAPITAL MANAGEMENT, LLC


Attest: /s/ D.G. McLeod                 By: /s/ J.T. Hughes
       --------------------------       ----------------------------
Name:    D.G. McLeod                    Name: J.T. Hughes
                                        Title: President




                                  Amendment to
                          Investment Advisory Agreement
                           between Orchard Series Fund
                         and G W Capital Management, LLC

         The following amendment is made to the Investment Advisory Agreement between Orchard Series Fund and GW Capital Management, LLC, dated December 5, 1997, as amended effective February 27, 1998 and August 15, 2000 (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

1. Article II, is amended by inserting the following Section E following Article II, Section D:

         D. Relationship With Sub-advisers Pursuant to Manger-of-Managers Structure. In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention and disposition of the investments, securities and cash of each Fund except for any Fund that is part of a master-feeder arrangement. Furthermore, one or more Funds, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Fund's assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

         The Trust and the Adviser understand and agree that the Adviser will manage the Trust in a "manager-of-managers" style, which contemplates that the Adviser, among other things, is responsible for

(i) reviewing and recommending prospective sub-advisers for each Fund;

(ii) monitoring and supervising each sub-adviser's performance, including each sub-adviser's practices in placing orders and selecting brokers and dealers to execute the Funds' transactions and in negotiating commission rates;

(iii) providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-advisers;

(iv) communicating performance expectations and evaluations to each sub-adviser;

(v) determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

(vi) providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

All actions of the Adviser are subject to review by the Board. The Trust recognizes that a sub-adviser's services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

         Each sub-adviser's fees will be paid by the Adviser out of the advisory fees received from each of the Funds. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Fund or, in the future, the portion of the Fund managed by that sub-adviser. Fees paid to a sub-adviser of a Fund with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Fund's assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Fund, which would continue to be fixed at the rates and on the terms described in Article III, Section A of the Agreement. The Trust and its Funds have no responsibility to compensate any sub-adviser in any manner.

         The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Fund for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Fund:
         (i) furnishes a continuous investment program for the Fund (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Fund's stated investment objectives and policies;

         (ii) makes investment decisions for the Fund (or, in the future, the portion thereof for which it provides investment advice); and

         (iii) places all orders to purchase and sell securities on behalf of the Fund (or, in the future, the portion thereof for which it provides investment advice).

         Each sub-adviser is, and any future sub-adviser will be, unless exempt, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an "investment adviser," as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Fund or Funds (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Fund(s) as set forth in the relevant sub-advisory agreement.

         If a Fund employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell portfolio securities for that portion of the assets of the Fund assigned to it by the Adviser, the Adviser will monitor the performance of both the Fund as a whole and each sub-adviser and will reallocate Fund assets among individual sub-advisers, or recommend to the Board that a Fund employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Fund.

         Pursuant to the "manager-of-managers" structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Trustees who are not "interested persons," as defined in section 2(a)(19) of the Investment Company Act, of the Fund or the Adviser (the "Independent Trustees"), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Trustees.

2. The preamble is amended to reflect that the Adviser has registered to do business under the name "Maxim Capital Management, LLC."

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the _1st__ day of May , 2002.

                                        ORCHARD SERIES FUND


Attest: /s/ Beverly A. Byrne            By: /s/ W.T. McCallum
       ----------------------------        -------------------
Name:    Beverly A. Byrne               Name:  W.T. McCallum
                                        Title:  President

                                        GW CAPITAL MANAGEMENT, LLC
                                        (d/b/a Maxim Capital Management LLC)


Attest: /s/ Beverly A. Byrne            By: /s/ M.T.G. Graye
       ----------------------------        -----------------
Name:    Beverly A. Byrne               Name:  M.T.G. Graye
                                        Title:  President


                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this first day of May , 2002 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California , registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Orchard Series Fund, a Delaware Business Trust ("Orchard" or "the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to Orchard index funds (the "Portfolios") listed in Schedule A attached hereto, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                  (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;
                  (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;
                  (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;
                  (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
                  (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;
                  (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;
                  (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;
                  (j) arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;
                  (k) vote all shares held by the Portfolios.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

         If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

         A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

         Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser's overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

         Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios; and this Agreement shall come into full force and effect on the date it is so approved..

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:
         (a) shall not be terminated by the Sub-adviser without sixty days prior written notice; (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
         (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
         (d)      shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.
                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete
         The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:
        (a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;
        (b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
        (c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

         In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

         For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

         For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

         The following situations are not subject to the provisions of this
         Section XV:

(a)      Customer has a pre-existing relationship with Sub-adviser; or
(b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
(c)           no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:                          G W CAPITAL MANAGEMENT, LLC


 /s/ Beverly A. Byrne              By: /s/ Mitchell T.G. Graye
--------------------------            ----------------------------------

Name: Beverly A. Byrne             Name:    Mitchell T.G. Graye
                                   Title:   President
                                   Address:         8515 East Orchard Road
                                                    Greenwood Village, CO  80111
                                                    Attn:  Secretary

Witness:                           ORCHARD SERIES FUND


/s/ David T. Buhler                By: /s/ William McCallum
--------------------------            ----------------------------------
Name: David T. Buhler              Name:    William McCallum
                                   Title:   President
                                   Address:         8515 East Orchard Road
                                                    Greenwood Village, CO  80111
                                                    Attn:  Secretary

Witness:                           BARCLAYS GLOBAL FUND ADVISORS


                                   By: /s/ Julie LeSoye
--------------------------
                                   ------------------------------------
Name:                              Name:    Julie LeSoye
                                   Title:   Principal

                                   By: /s/  Michael Latham
                                   ------------------------------------
                                   Name:    Michael Latham
                                   Title:   Managing Director

                                   Address:        45 Fremont Street
                                                   San Francisco, CA 94105
                                                   Attn:  Legal Department

                                   Schedule A

Orchard DJIASM Index Fund
Orchard Index 600 Fund
Orchard Nasdaq-100 Index(R) Fund
Orchard S&P 500 Index(R) Fund

                                   Schedule B


The following fees apply to the aggregate assets of the Orchard S&P 500 Index(R) Fund, Orchard Index 600 Fund, Orchard Nasdaq-100 Index(R) Fund, Orchard DJIA IndexSM Fund, Maxim Stock Index Portfolio, Maxim Growth Index Portfolio, Maxim Value Index Portfolio, Maxim Index 600 Portfolio, and Maxim Index 400 Portfolio, and existing and future Barclays Global Investors, N.A. domestic collective fund index investment strategies for which Financial Administrative Services Corporation acts as collective fund servicing agent, assets in each type of index strategy to be aggregated for purposes of fee calculation as set forth below:

Domestic Index Strategies:
First $2.250 billion       0.03%
Next $1.000 billion        0.02%
Over $3.250 billion        0.01%






                        PRINCIPAL UNDERWRITING AGREEMENT

         This PRINCIPAL UNDERWRITING AGREEMENT (the "Agreement") is made this day of , 2002, by and between Orchard Series Fund, a Delaware business trust (the "Trust") and Greenwood Investments, LLC, a Colorado limited liability company (the "Distributor").

         WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act") and has shares of beneficial interest which represent separate investment portfolios of the Trust (each a Fund, and collectively, the "Funds") named in Schedule A to this Agreement and which are or will be registered under the Securities Act of 1933 (the "1933 Act") and the securities acts of various states and jurisdictions, as required; and

         WHEREAS, the Distributor is or will be prior to acting as Distributor of the Funds, registered as a broker/dealer under the provisions of the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.; and

         WHEREAS, the Distributor desires to act as the principal underwriter of the Funds;

         NOW, THEREFORE, in consideration of the mutual promises and undertakings herein provided, the Trust and Distributor hereby agree as follows:

Appointment of Underwriter. The Trust appoints the Distributor as the exclusive sales agent for distribution of the Funds (other than sales made directly by the Trust) and agrees that it will deliver to the Distributor such shares of the Funds as the Distributor may sell. The Distributor agrees to use its best efforts to promote the sale of the Funds, but is not obligated to sell any specific number of shares.

Independent Contractor. The Distributor will undertake and discharge its obligations hereunder as an independent contractor and shall have no authority or power to obligate or bind the Trust by its actions, conduct or contracts, except that the Distributor is authorized to accept orders for the purchase or repurchase of shares of the Funds as agent of the Trust. The Distributor may appoint sub-agents or distribute the Funds through dealers (or otherwise) as it may determine necessary or desirable from time to time. This Agreement shall not, however, be construed as authorizing any dealer or other person to accept orders for sale or repurchase on behalf of the Trust or any Fund or otherwise to act as agent of the Trust or any Fund for any purpose.

Offering Price. Shares of the Funds shall be offered for sale at a price equivalent to their net asset value determined in the manner set forth in the then current prospectus and statements of additional information of the Trust relating to the Funds. All orders shall be subject to acceptance by the Trust, and the Trust reserves the right, in its sole discretion, to reject any order received. Neither the Trust nor any Fund shall be liable to anyone for failure to accept any order.

Payment for Shares. At or prior to the time of delivery of any shares, the Distributor will pay or cause to be paid to the Trust for the account of the applicable Fund, an amount in cash equal to the net asset value of such shares. In the event that the Distributor pays for shares sold by it prior to its receipt of payment from purchasers, the Distributor is authorized to reimburse itself for the net asset value of such shares from the offering price of such shares when received by the Distributor.

Purchases for Your Own Account. The Distributor shall not purchase shares of any Fund for its own account for purposes of resale to the public, but it may purchase shares for its own investment account upon its written assurance to the Trust that the purchase is for investment purposes only and that the shares will not be resold except through redemption by the Trust.

Allocation of Expenses. The Distributor shall bear the expense of preparing, printing and distributing advertising, sales literature, prospectuses and statements of additional information. The Trust shall bear the expense of registering shares of the Funds under the 1933 Act and the Trust under the 1940 Act, qualifying shares for sale under the blue sky laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to shareholders of the Funds and the direct expenses of the issuance of shares.

Furnishing of Information. The Trust will furnish to the Distributor such information with respect to the Trust and the Funds in such form and signed by such officers of the Trust as the Distributor may reasonably request, and the Trust warrants that the statements therein contained when so signed will be true and correct. The Trust will also furnish to the Distributor such information and will take such action as the Distributor may reasonably request in order to qualify the shares for sale to the public under the blue sky laws or in jurisdictions in which the Distributor may wish to offer them. If requested by the Distributor, the Trust will furnish to the Distributor at least annually audited financial statements of its books and accounts certified by independent public accountants, and such additional information regarding its financial condition, as the Distributor may reasonably request from time to time.

Conduct of Business. Other than currently effective prospectuses and statements of additional information, the Distributor will not issue any sales material or statements except literature or advertising which conforms to the requirements of federal and state securities laws and rules and regulations thereunder and which have been filed, where necessary, with the appropriate regulatory authorities. The Distributor will furnish to the Trust copies of all such material prior to its use and no such material shall be published if the Trust shall reasonably and promptly object.

         The Distributor shall comply with the applicable federal and state laws and regulations where shares of the Funds are offered for sale and conduct its affairs with the Trust and with dealers, brokers or investors in accordance with the Conduct Rules of the NASD.

Other Activities. Services provided by the Distributor pursuant to this Agreement shall not be deemed to be exclusive, and the Distributor may render similar services and act as an underwriter, distributor or dealer for other investment companies.

Term of Agreement. This Agreement shall become effective on the date indicated and shall remain in effect for a period of two (2) years from the date of this Agreement. This Agreement shall continue annually thereafter for successive one
(1) year periods if approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Trust or by a vote of the trustees of the Trust (the "Trustees"), and (ii) by a vote of a majority of the Trustees who are parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

Termination. This Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust, on sixty (60) days' written notice to the Distributor; (ii) shall terminate immediately in the event of its assignment; and (iii) may be terminated by the Distributor on sixty (60) days' written notice to the Trust.

Suspension of Sales. The Trust reserves the right at all times to suspend or limit the public offering of shares upon written notice to the Distributor.

Miscellaneous. This Agreement shall be subject to the laws of the State of Colorado and shall be interpreted and construed to further and promote the operation of the Trust as an open-end investment company. As used herein, the terms "net asset value," "offering price," "investment company," "open-end investment company," "assignment," "principal underwriter," "interested person," and "majority of the outstanding voting securities," shall have the meanings set forth in the 1933 Act and the 1940 Act, as applicable, and the rules and regulations thereunder.

Liability. Nothing contained herein shall be deemed to protect the Distributor against any liability to the Trust or to its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized at Englewood, Colorado, on the day and year first written above.

ORCHARD SERIES FUND                  GREENWOOD INVESTMENTS, LLC


By:                                  By:
    -----------------------             ------------------------------
Name:                                Name:
Title:                               Title:

                                   Schedule A


Orchard Money Market Fund
Orchard Index 600 Fund
Orchard Index 500 Fund
Orchard Value Fund
Orchard DJIA IndexSM Fund
Orchard NASDAQ-100(R)Fund









INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 333-9217 of Orchard Series Fund (including Orchard DJIASM Index Fund, Orchard Index 600 Fund, Orchard Money Market Fund, Orchard Nasdaq-100 Index(R) Fund, and Orchard S&P 500 Index(R) Fund) (collectively, the "Trust") on Form N-1A of our report dated November 25, 2002, appearing in the Annual Report to Stockholders of the Trust for the year ended October 31, 2002.

We also consent to the reference to us under the headings "Financial Highlights" in the Prospectus and "Financial Statements" and "Independent Auditors" in the Statement of Additional Information, which are part of such Registration Statement.




Denver, Colorado
February 26, 2003






                           Greenwood Investments, LLC

                               CODE OF ETHICS FOR
                    SECURITIES TRANSACTIONS OF ACCESS PERSONS


         Rule 17j-1 under the Investment Company Act of 1940 ("1940 Act") requires investment companies, as well as their investment advisers and principal underwriters, to adopt written codes of ethics containing provisions reasonably necessary to prevent Access Persons (as defined below) from engaging in any act, practice, or course of business prohibited under the anti-fraud provisions of the Rule.

         This Code of Ethics is intended to provide guidance to Access Persons of Greenwood Investments, LLC ("Greenwood") in the conduct of their investments in order to reduce the possibility of securities transactions that place, or appear to place, such persons in conflict with the interests of the Orchard Series Fund ("Orchard") or Orchard's shareholders.


A.       RULE 17j-1 -- GENERAL ANTI-FRAUD PROVISIONS.

         It is unlawful for affiliated persons of Orchard or Greenwood in connection with their purchase or sale, directly or indirectly, of a Security Held or to be Acquired by Orchard, to engage in any of the following acts, practices or courses of business:

         1.       employ any device, scheme, or artifice to defraud Orchard;

         2. make to Orchard any untrue statement of a material fact or omit to state to Orchard a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         3. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Orchard; and

         4.       engage in any manipulative practice with respect to Orchard.


B.       DEFINITIONS.

         1. Access Persons. The term "Access Person" means any officer or director of Greenwood who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by Orchard, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to Orchard regarding the purchase or sale of Covered Securities.

         2.       Beneficial  Ownership. "Beneficial Ownership" generally means
                  ---------------------
                  any direct or indirect pecuniary interest in a security. "Beneficial Ownership" includes accounts of a spouse, minor children who reside in an Access Person's home and any other relatives (parents, adult children, brothers, sisters, etc.) whose investments the Access Person directs or controls, whether the person lives with him or not, as well as accounts of another person (individual, trustee, corporation, trust, custodian, or other entity) if, by reason of any contract, understanding, relationship, agreement or other arrangement, the Access Person obtains or may obtain therefrom benefits substantially equivalent to those of ownership. A person does not derive a beneficial interest by serving as a trustee or executor unless he or a member of his immediate family has a vested interest in the income or corpus of the trust or estate.

         3. Being Considered for Purchase or Sale. A security is "Being Considered for Purchase or Sale" when a recommendation to purchase or sell the security has been made and communicated by an Advisory Employee in the course of his duties. With respect to the person making the recommendation, a security is "Being Considered for Purchase or Sale" when the person seriously considers making such a recommendation.

         4.       Covered  Security. The term "Covered Security" means, in
                  -----------------
                  general, any interest or instrument commonly known as a "security," except that it does not include shares of registered open-end investment companies, direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements. For these purposes, "high quality short-term debt instruments" means any instrument that has a maturity at issuance of less than 366 days statistical rating organization.

         5. Designated Supervisory Persons. Richard Schultz and Beverly Byrne are "Designated Supervisory Persons" of Greenwood. They have the authority to monitor the activities of Access Persons as indicated herein.

         6. Security Held or to be Acquired. "Security Held or to be Acquired" by Orchard means:

                  i. any Covered Security which, within the most recent fifteen
                     (15) calendar days:

                     a. is or has been held by Orchard; or

                     b. is being or has been considered by Orchard or GW Capital
                        Management, LLC for purchase by Orchard; and

                 ii. any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in subparagraph i of this Section.


C.       REPORTING REQUIREMENTS.

         Every Access Person must obtain a copy of the required form of initial, quarterly and annual reports from a Designated Supervisory Person.

         1. Access Person Reports. Every Access Person must make the following reports to a Designated Supervisory Person for
                 Greenwood:

                 a. Initial Holdings Report. No later than ten (10) days after becoming an Access Person, an Access Person must report the following information:

                        i. the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

                       ii. the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

                      iii. the date that the report is submitted by the Access Person.

                  b. Quarterly Transaction Reports. No later than ten (10) days after the end of a calendar quarter, an Access Person must report the following information:

                        i. With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial
                               Ownership:

                               A. the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

                               B. the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                               C. the price of the Covered Security at which the transaction was effected;

                               D. the name of the broker, dealer, or bank with or through whom the transaction was effected; and

                               E.           the date that the report is
                                            submitted.

                      iii. With respect to any account established by an Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                               A. the name of the broker, dealer or bank with whom the Access Person established the account;

                               B.           the date the account was
                                            established; and

                               C.           the date that the report was
                                            submitted.

                  c. Annual Holding Reports. No later than thirty (30) days after the end of every calendar year, an Access Person must report the following information (which must be current as of December 31 of the calendar year for which the report is being submitted):

                        i. the title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect beneficial ownership;

                       ii. the name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

                      iii.     the date that the report is being submitted.

        2. No Holdings or Transactions to Report. If an Access Person has no holdings to report on either an Initial Holdings Report or any Annual Holdings Report, nor transactions to report on any Quarterly Transaction Report, the Access Person must nevertheless submit the appropriate Report stating that the Access Person had no holdings or transactions (as appropriate) to report and the date the report is submitted.

        3. Copies of Confirmations and Period Account Statements. Each Access Person may direct every broker or dealer through whom the Access Person effects any securities transactions to deliver to a Designated Supervisory Person, on a timely basis, duplicate copies of confirmations of all the Access Person's securities transactions and copies of periodic statements for all of the Access Person's securities accounts.

        4.        Exceptions From Reporting Requirements.

                  a. A person need not make any of these reports with respect to transactions for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

                  b. An Access Person need not make a Quarterly Transaction Report if the confirmations or periodic account statements delivered to the Designated Supervisory Person under Section C.3 are received within the time period required by this Code and provided that all information required by this Code is contained in such confirmations or account statements.

                  c. An Access Person is not required to make a Quarterly Transaction Report with respect to the following:

                                    1. purchases or sales effected in any
                                    account over which the person has no direct or indirect influence or control, or in any account of the person which is managed on a discretionary basis by a person other than that person and, with respect to which the person does not in fact influence or control purchase or sale transactions;

                                    2. purchases or sales of securities which are not eligible for purchase or sale by Orchard;

                                    3. purchases or sales which are
                                    non-volitional on the part of the person or Orchard;

                                    4. purchases which are part of an automatic dividend reinvestment plan; and

                                    5. purchases effected upon the exercise of rights issued by the issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.


D.       ANNUAL CERTIFICATION OF COMPLIANCE.

         At the time of submission of Annual Holding Reports, all Access Persons must certify that they have read, understand and are subject to this Code, and have complied at all times with this Code, including the submission of all required reports. When a person becomes an Access Person, that person will be given a copy of the Code. Within a reasonable time (as determined by a Designated Supervisory Person) after being given the Code, that person must certify that he or she has had an opportunity to ask questions, has read and understands the Code, and agrees to comply with the Code. All Access Persons will be given a copy of any amendment to the Code. Within three months after the amendment becomes effective, all Access Persons must certify that they have received a copy of the amendment, that they have had an opportunity to ask questions, and that they understand the Amendment and agree to comply with the amendment.


E.      OTHER DUTIES OF AND RESTRICTIONS ON ACCESS PERSONS.

        1. Gratuities. No Access Person may receive any gift or gratuity, other than one of de minimis value, from any person who does business with or on behalf of Orchard.

        2. Service as a Director or Trustee. No Access Person may serve on the board of a publicly traded company without prior authorization. Such authorization must be based on a determination that such service is consistent with the interests of Orchard and Orchard's shareholders.

        3. Confidentiality. No Access Person may reveal to any other person (except in the normal course of his duties on behalf of Greenwood) any information regarding securities transactions made or being considered by or on behalf of Orchard.


F.       CONFIDENTIAL TREATMENT.

         All reports and other records required to be filed or maintained under this Code will be treated as confidential.


G.       INTERPRETATION OF PROVISIONS.

         The management of Greenwood may, from time to time, adopt such interpretations of this Code as such management deems appropriate, provided that the Board of Trustees of Orchard (the "Board") approves any material changes to this Code.


H.       AMENDMENTS.

         Any amendment to the Code shall be effective thirty (30) calendar days after written notice of such amendment has been distributed to Access Persons by a Designated Supervisory Person, unless the management of Greenwood expressly determines that such amendment will become effective on an earlier date or should not be adopted.



                                                *   *   *   *   *   *

         I have read the Code of Ethics for Greenwood Investments, LLC and understand it. I have had an opportunity to ask questions regarding the Code and I agree to comply fully with all of its provisions.



Date:                                Signed:
      --------------------------             ----------------------------

                                   APPENDIX A

                                REVIEW OF REPORTS


         A Designated Supervisory Person for Greenwood must review all reports submitted pursuant to Section C for the purpose of detecting and preventing a potential or actual violation of this Code.

         1. A Designated Supervisory Person shall review an Initial Holdings Report within twenty (20) days of the date such Report is submitted by an Access Person.

         2. A Designated Supervisory Person shall review all Quarterly Transaction Reports and all Annual Holding Reports within thirty (30) days of the date such a Report is submitted by an Access Person.

         3. A Designated Supervisory Person shall review all reports to determine whether there has been a potential or actual violation of this Code.

         4. The Designated Supervisory Person shall maintain a record of each report reviewed and the date such review was completed. Such record shall indicate whether the Designated Supervisory Person's review detected a potential or actual violation of this Code. If a Designated Supervisory Person detects a potential or actual material violation of this Code, a Designated Supervisory Person shall promptly inform the management of Greenwood in writing.

         5. A Designated Supervisory Person promptly after furnishing such written notification of a potential or actual material violation of this Code, shall take those measures the Designated Supervisory Person deems necessary and appropriate to remedy such violation, including, but not limited to, requiring the Access Person to divest any inappropriate securities holdings and recommending sanctions to the Board.

         6. A Designated Supervisory Person shall take such other actions and measures as he deems necessary and appropriate to carry out his duties with respect to the review of reports required under this Code.

         A Designated Supervisory Person for Greenwood shall identify all Access Persons who are required to make reports under Section C and shall inform those Access Persons of their reporting obligation. Once informed of the duty to file reports, an Access Person has a continuing obligation to file such reports in a timely manner.

         No report required to be made under Section C shall be construed as an admission by the person making such report that he has any direct or indirect Beneficial Ownership in the security to which the report relates.

                                   APPENDIX B

                              REPORTS TO THE BOARD


         No later than the final regular meeting of the Board for each fiscal year of Orchard, a Designated Supervisory Person for Greenwood shall furnish to the Board, and the Board shall consider, a written report that:

         1. Describes any issues arising under this Code since the last report to the Board, including, but not limited to, information about material violations of this Code and the sanctions, if any, imposed in response to the material violations; and

         2. Certifies that Greenwood has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

         In considering the written report, the Board shall determine whether any action is required in response to the report.

         To the extent that immaterial violations of this Code (such as late filings of required reports) may collectively indicate material problems with the implementation and enforcement of this Code, the written report shall describe any violations that are material in the aggregate.

                                   APPENDIX C

                                    SANCTIONS


         A Designated Supervisory Person of Greenwood shall furnish to the Board reports regarding the administration hereof and summarizing any forms or reports filed hereunder.

         Upon discovering a material violation of this Code involving any Access Person, including the filing of false, incomplete, or untimely required reports, it shall be the responsibility of Greenwood's Designated Supervisory Persons to report such violation to Greenwood's management. Greenwood's management may impose such sanctions against the Access Person determined to have violated this Code as it deems appropriate, including, but not limited to, a letter of censure or suspension or termination of the employment, officership, or other position of the violator with Capital Management. No officer, director or manager of Greenwood may participate in a determination of whether he has committed a violation of this Code or of the imposition of any sanction against himself.

                                   APPENDIX D

                          MATERIAL CHANGES TO THE CODE

         The Board authorizes the Designated Supervisory Persons to make material changes to this Code as they deem reasonably necessary in order to prevent Access Persons from violating any provision of this Code.

         The Board, including a majority of the Independent Trustees, must approve any material change made to this Code no later than the next regularly scheduled Board meeting after adoption of the material change.

         The Board must base its approval of any material change to the Code on a determination that the Code contains provisions reasonably necessary to prevent Access Persons from engaging in any conduct described in Section A of this Code.

                                   APPENDIX E

                                RECORD RETENTION

         Greenwood must maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f)(1) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission:

         1. Retention of Code. A copy of this Code and any Code that was in effect at any time within the past five years must be preserved in an easily accessible place.

         2. Record of Violations. A record of any violation of this Code and of any action taken as a result of such violation must be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs.

         3. Copy of Forms and Reports. A copy of each Initial Holdings Report, Quarterly Transaction Report, and Annual Holdings Report prepared and submitted by an Access Person pursuant to this Code must be preserved by a Designated Supervisory Person for Greenwood, for a period of not less than five years from the end of the fiscal year in which such report is made, the first two years in an easily accessible place.

         3. List of Access Persons. A list of all persons who are, or within the past five years of business have been, required to file Initial Holdings Reports, Quarterly Transaction Reports, and Annual Holdings Reports pursuant to this Code and a list of those persons who are or were responsible for reviewing such Reports must be maintained in an easily accessible place.

         4. Written Reports to the Board. A copy of each written report furnished to the Board under this Code shall be maintained for at least five years after the end of the Orchard fiscal year in which it is made, the first two years in an easily accessible place.

         5. Sites of Records to be Kept. All such records and/or documents required to be maintained pursuant to this Code and/or Rule 17j-1 under the 1940 Act shall be kept at the offices of Greenwood at 8515 East Orchard Road, Greenwood Village, Colorado 80111.